As filed with the Securities and Exchange Commission on October 11, 2006

                                                  Registration No. 333-________


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-14

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                      [   ] Pre-Effective Amendment No. __
                     [   ] Post-Effective Amendment No. __


                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
               (Exact name of Registrant as specified in charter)

                 680 8[th] Street, Des Moines, Iowa 50392-0200
             (Address of Registrant's Principal Executive Offices)

                                  800-247-4123
              (Registrant's Telephone Number, Including Area Code)

                              Michael D. Roughton
                    Counsel, Principal Financial Group, Inc.
                        711 High Street, Suite 405 West
                          Des Moines, Iowa 50392-0200
                    (Name and Address of Agent for Service)

                        Copies of all communications to:

                                 John W. Blouch
                              Dykema Gossett PLLC
                              1300 I Street, N.W.
                          Washington, D.C. 20005-3353
                       202-906-8714; 202-906-8669 (Fax)


Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective.

Title of Securities Being Registered: Class 1 common stock, par value $.01 per share.

No filing fee is due because an indefinite number of shares have been registered in reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on November 10, 2006, pursuant to Rule 488.

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-0200

                                                              November ___, 2006

Dear Shareholder:

         A Special Meeting of Shareholders of Principal Variable Contracts Fund, Inc. ("PVC") will be held at 680 8th Street, Des Moines, Iowa 50392-0200, on December 15, 2006 at ______ a.m., Central Time.

         At the Meeting, shareholders of the LargeCap Growth Equity Account (the "Acquired Fund") will be asked to consider and approve a proposed Plan of Reorganization (the "Plan") pursuant to which the Acquired Fund will be combined into the Equity Growth Account (the "Acquiring Fund").

         As an investor through a variable annuity contract or variable life insurance policy issued through Principal Life Insurance Company ("Principal Life"), you can instruct Principal Life as to how to vote on the proposal. At the special meeting of shareholders, Principal Life will vote on the proposal as instructed by you and other investors holding contracts or policies through Principal Life.

         Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the "Reorganization"). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder's shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization. If approved by shareholders of the Acquired Fund, the Reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on January 5, 2007.

         The Board of Directors of PVC has unanimously approved the Reorganization and concluded that it is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Acquired Fund and the Acquiring Fund will not be diluted as a result of the Reorganization. The investment performance of the Acquired Fund since its inception in 2000 has lagged the performance of its benchmark index as well as an average of other mutual funds employing similar investment strategies. We have already taken steps to remedy this situation. Effective October 1, 2006, we replaced the Acquired Fund's sub-advisor with the sub-advisor that presently manages the investments of the Acquiring Fund. The Reorganization is another measure that we believe will benefit shareholders. With less than $50 million in assets and a below-average performance record, the Acquired Fund has little prospect for growth. On the other hand, the Acquiring Fund has a significantly larger asset base than the Acquired Fund and a performance record that compares more favorably to its benchmark index as well as its peer group average. Although past performance is no indication of future results, as compared to the Acquired Fund, the Acquiring Fund has produced greater performance returns over the one- and three-year periods ended August 31, 2006. Moreover, the investment objectives of the Acquired and Acquiring Funds are substantially similar and their strategies and risks are identical. Accordingly, after the Reorganization, it should be reasonable for shareholders to have the same investment expectations but with improved prospects for better performance. The combination of the Acquired and Acquiring Funds' assets also may result in greater potential for attendant reductions in overall expenses.

         The value of your investment will not be affected by the Reorganization. Furthermore, in the opinion of legal counsel, no gain or loss will be recognized by any shareholder for federal income tax purposes as a result of the Reorganization. Finally, none of the Acquired Fund, the Acquiring Fund or their shareholders will incur any fees or expenses in connection with the Reorganization (other than trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible).

                                      * * *

     Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a voting instruction card for the shares of the Acquired Fund attributable to your variable contract or policy as of October 6, 2006, the record date for the meeting. Please read these materials carefully. We urge you to complete and mail your voting instruction card(s) promptly in the enclosed postage-paid envelope, allowing sufficient time for receipt by December 15, 2006.

         THE BOARD OF DIRECTORS OF PVC UNANIMOUSLY RECOMMENDS THAT YOU INSTRUCT PRINCIPAL LIFE TO VOTE FOR THE PROPOSAL.

         YOUR VOTING INSTRUCTIONS ARE IMPORTANT. YOU CAN INSTRUCT PRINCIPAL LIFE HOW TO VOTE BY COMPLETING THE ENCLOSED VOTING INSTRUCTION CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

         We appreciate your taking the time to respond to this important matter. If you have any questions regarding the Reorganization, please call our shareholder services department toll free at 1-800-247-4123.


                                 Sincerely,

                                 /s/ RALPH C. EUCHER
                                 Ralph C. Eucher
                                 President and Chief Executive Officer

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-0200



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To the Shareholders of the LargeCap Growth Equity Account:

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the LargeCap Growth Equity Account, a series of Principal Variable Contracts Fund, Inc. ("PVC"), will be held at 680 8th Street, Des Moines, Iowa 50392-0200, on December 15, 2006 at _____ a.m., Central Time. The Meeting is being held to consider and vote on the following proposal as well as any other business that may properly come before the Meeting or any adjournment thereof:

Proposal Approval of a Plan of Reorganization providing for the reorganization of the LargeCap Growth Equity Account into the Equity Growth Account.

         A Proxy Statement/Prospectus providing information about the Proposal is included with this notice.

         The Board of Directors of PVC recommends that shareholders vote FOR the Proposal.

         Approval of the Proposal will require the affirmative vote of the holders of at least a "Majority of the Outstanding Voting Securities" (as defined in the accompanying Proxy Statement/Prospectus) of the Acquired Fund.

         Each shareholder of record at the close of business on October 6, 2006 is entitled to receive notice of and to vote at the Meeting.

         Please read the attached Proxy Statement/Prospectus.


                                      By order of the Board of Directors

                                      /s/ RALPH C. EUCHER
                                      Ralph C. Eucher
                                      President and Chief Executive Officer

November ___, 2006
Des Moines, Iowa

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-0200

--------------------------------------------------------------------------------

                           PROXY STATEMENT/PROSPECTUS
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 15, 2006

                        RELATING TO THE REORGANIZATION OF
                     THE LARGECAP GROWTH EQUITY ACCOUNT INTO
                            THE EQUITY GROWTH ACCOUNT

     This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors (the "Board" or "Directors") of Principal Variable Contracts Fund, Inc. ("PVC") of proxies to be used at a Special Meeting of Shareholders of PVC to be held at 680 8th Street, Des Moines, Iowa 50392-0200, on December 15, 2006, at _______ a.m., Central Time (the "Meeting").

         All shares of the Acquired Fund are owned of record by sub-accounts of separate accounts ("Separate Accounts") of Principal Life Insurance Company ("Principal Life") established to fund benefits under variable annuity contracts and variable life insurance policies (each a "Contract") issued by Principal Life. Persons holding Contracts are referred to herein as "Contract Owners."

         At the Meeting, shareholders of the LargeCap Growth Equity Account , a series of PVC (the "Acquired Fund"), will be asked to consider and approve a proposed Plan of Reorganization (the "Plan") providing for the reorganization of the Acquired Fund into the Equity Growth Account, also a series of PVC (the "Acquiring Fund").

         Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the "Reorganization"). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder's shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") on the closing date of the Reorganization. If approved by shareholders of the Acquired Fund, the Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on January 5, 2007 (the "Effective Time"). The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Plan of Reorganization, which is attached hereto as Appendix A.

         This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PVC contain additional information about the investments of the Acquired and Acquiring Funds, and the Annual Report contains discussions of the market conditions and investment strategies that significantly affected those Funds during their fiscal year ended December 31, 2005. Copies of these reports may be obtained at no charge by calling our shareholder services department toll free at 1-800-247-4123.

         A Statement of Additional Information dated November ___, 2006 (the "Statement of Additional Information") relating to this Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Proxy Statement/Prospectus. The Prospectuses and Statement of Additional Information of PVC (the "PVC Prospectus" and the "PVC SAI," respectively), each dated May 1, 2006 and as supplemented, have been filed with the SEC and, insofar as they relate to the Acquired Fund, are incorporated by reference into this Proxy Statement/Prospectus. Copies of these documents may be obtained without charge by writing to PVC at the address noted above or by calling our shareholder services department toll free at 1-800-247-4123. You may also call our shareholder services department toll fee at 1-800-247-4123 if you have any questions regarding the Reorganization.

         PVC is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act") and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549-0102 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090). Such materials are also available on the SEC's EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC's Public Reference Room.

         The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

     The date of this Proxy Statement/Prospectus is November ___, 2006.

                                TABLE OF CONTENTS

                                                                                                  Page
Introduction        ............................................................................... 4
Overview of the Proposed Reorganization............................................................ 4
Proposal            Approval of a Plan of Reorganization providing for the reorganization of the
                    LargeCap Growth Equity Account into the Equity Growth Account ................  5
Risks of Investing in the Funds....................................................................10
Certain Investment Strategies and Related Risks of the Acquiring Fund............................  11
Information About the Reorganization...............................................................17
                    Plan of Reorganization.........................................................17
                    Reasons for the Reorganization.................................................18
                    Board Consideration of the Reorganization......................................18
                    Description of Securities to Be Issued.........................................20
                    Federal Income Tax Consequences................................................20
Capitalization      ...............................................................................20
Additional Information About the Funds.............................................................21
                    Pricing of Shares..............................................................21
                    Dividends and Distributions....................................................21
                    Purchases and Redemptions of Shares............................................21
                    Frequent Trading and Marketing Timing (Abusive Trading Practices)............. 22
Voting Information................................................................................ 23
Outstanding Shares and Share Ownership............................................................ 24
Financial Highlights.............................................................................. 24
Financial Statements.............................................................................. 25
Legal Matters..................................................................................... 25
Other Information................................................................................. 25

Appendix A           Plan of Reorganization....................................................... A-1


                                  INTRODUCTION

         This Proxy Statement/Prospectus is furnished in connection with the solicitation by PVC's Board of Directors (the "Board" or "Directors") of proxies to be used at a Special Meeting of Shareholders of the Acquired Fund to be held at 680 8th Street, Des Moines, Iowa 50392-0200, on December 15, 2006, at _____ a.m., Central Time (the "Meeting"). The purpose of the Meeting is for shareholders of the Acquired Fund to consider and vote upon the proposed reorganization of the Acquired Fund into the Acquiring Fund, each a series of PVC. All shareholders of record of the Acquired Fund at the close of business on October 6, 2006 (the "Record Date") are entitled to one vote for each share (and fractional votes for fractional shares) of the Acquired Fund held on the Record Date.

         Principal Variable Contracts Fund, Inc. and the Acquired and Acquiring Funds. PVC is a Maryland corporation and an open-end management investment company registered under the 1940 Act. PVC is a series mutual fund and, at the time of the Reorganization, will offer 41 separate series or funds, including the Acquired and Acquiring Funds (the "PVC Funds"). Presently, the Acquired and Acquiring Funds issue only one class of shares and, after the Reorganization, the Acquiring Fund will continue to offer only one class of shares. It is anticipated that other PVC Funds will issue two classes of shares after the Reorganization. The Acquired and Acquiring Funds sell their shares to Separate Accounts.

         The sponsor of PVC is Principal Life, the investment advisor to each of the PVC Funds, including the Acquired and Acquiring Funds, is Principal Management Corporation ("PMC") and the principal underwriter for PVC is Princor Financial Services Corporation ("Princor"). Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC and Princor are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. ("PFG"), a Delaware corporation and publicly owned financial services company. Their address is the Principal Financial Group, Des Moines, Iowa 50392-0200.

         Pursuant to a management agreement with PVC with respect to each of the Acquired and the Acquiring Funds, PMC provides investment advisory services and certain corporate administrative services to the Funds. As permitted by the management agreements, PMC has entered into a sub-advisory agreement with T. Rowe Price Associates, Inc. ("T. Rowe Price"). Under the sub-advisory agreement,
T. Rowe Price assumes the obligations of PMC to provide investment advisory services for each of the Acquired and Acquiring Fund. T. Rowe Price assumed responsibility for the day-to-day management of the Acquired Fund effective October 1, 2006. PMC and T. Rowe Price are registered with the SEC as investment advisers under the Investment Advisers Act of 1940. T. Rowe Price is compensated by PMC, not by the Funds.

         T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 68 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $269.5 billion in assets under management as of December 31, 2005. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.

                     OVERVIEW OF THE PROPOSED REORGANIZATION

         At its meeting held on September 11, 2006, the Board of Directors, including all the Directors who are not "interested persons" (as defined in the 1940 Act) of PVC (the "Independent Directors"), approved a Plan of Reorganization (the "Plan") providing for the reorganization of the Acquired Fund into the Acquiring Fund. The Board of Directors concluded that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Acquired Fund and the Acquiring Fund will not be diluted as a result of the Reorganization. The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to Acquired Fund shareholders of Acquiring Fund shares; and (iii) the liquidation and termination of the Acquired Fund.

         As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder's shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the "Effective Time"). The closing date for the Reorganization is expected to be January 5, 2007. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Plan of Reorganization, which is attached hereto as Appendix A.

         The Reorganization will permit PVC to substitute for the Acquired Fund an Acquiring Fund that the Board believes will produce higher returns for shareholders. The investment performance of the Acquired Fund since its inception in 2000 has lagged the performance of its benchmark index as well as an average of other mutual funds employing similar investment strategies. Consequently, PMC recently recommended, and the Board approved, replacing the Acquired Fund's sub-advisor with T. Rowe Price, the sub-advisor that presently manages the investments of the Acquiring Fund. This change took effect on October 1, 2006. The Reorganization is another measure that PMC and the Board believe will benefit shareholders. With less than $50 million in assets and a below-average performance record, the Acquired Fund has little prospect for growth. On the other hand, the Acquiring Fund has a significantly larger asset base than the Acquired Fund and a performance record that compares more favorably to its benchmark index as well as its peer group average. Although past performance is no indication of future results, as compared to the Acquired Fund, the Acquiring Fund has produced greater performance returns over the one- and three-year periods ended August 31, 2006. Moreover, the investment objectives of the Acquired and Acquiring Funds are substantially similar and their strategies and risks are identical. Accordingly, after the Reorganization, it should be reasonable for shareholders to have the same investment expectations but with improved prospects for better performance. The combination of the Acquired and Acquiring Funds' assets also may result in greater potential for attendant reductions in overall expenses.

         The factors that the Board considered in deciding to approve the Reorganization are discussed below under "Information About the Reorganization - Board Consideration of the Reorganization."

         In the opinion of legal counsel, the Reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the Reorganization by the Acquired Fund, the Acquiring Fund or any shareholder of the Acquired or Acquiring Funds. See "Information About the Reorganization -- Federal Income Tax Consequences."

         The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See "Additional Information About the Funds - Purchases and Redemptions of Shares."

         None of the Acquired Fund, Acquiring Fund or their shareholders will incur any fees or expenses in connection with the Reorganization (other than trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible; these costs, however, are expected to be negligible because the Acquired Fund is managed by the same sub-advisor as the Acquiring Fund and the sub-advisor employs the same investment strategies for both Funds).

                                    PROPOSAL

               APPROVAL OF A PLAN OF REORGANIZATION PROVIDING FOR
            THE REORGANIZATION OF THE LARGECAP GROWTH EQUITY ACCOUNT
                         INTO THE EQUITY GROWTH ACCOUNT

                         Overview of the Reorganization

         Shareholders of the LargeCap Growth Equity Account (the "Acquired Fund") are being asked to approve the reorganization of the Acquired Fund into the Equity Growth Account (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

                   Comparison of Acquired and Acquiring Funds

                          LargeCap Growth Equity Account                      Equity Growth Account
                                  (Acquired Fund)                               (Acquiring Fund)

Business:           A separate series of PVC.                    A separate series of PVC.

Net Assets as of    $41,012,624 (unaudited)                      $250,018,960 (unaudited)
6/30/06:
Investment          PMC                                          PMC
Advisor:

Sub-Advisor:        T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as sub-advisor to both the Acquired and Acquiring Funds.  T. Rowe Price assumed responsibility for the day-to-day management of the Acquired Fund effective October 1, 2006 and has been responsible for the day-to-day management of the Acquiring Fund since August 24, 2004.  When the Board approved T. Rowe
                    Price as the Acquired Fund's sub-advisor, it also approved changing the investment strategies of the Acquired Fund to make them identical to the investment strategies of the
                    Acquiring Fund.  Since assuming responsibility for the management of the Acquired Fund, T.
                    Rowe Price has realigned the Acquired Fund's portfolio by disposing of investments that were not compatible with Acquired Fund's new investment strategies and acquiring investments that are compatible.

Portfolio Manager:  Robert W. Sharps, CFA, CPA.  Mr. Sharps serves as the portfolio manager to both Funds.  He is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price.  He is also the lead portfolio manager with the Large-Cap Growth Strategy Team in the Equity Division.  Prior to
                    joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick.  He
                    earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania.  He has also earned the Charted
                    Financial Analyst and Certified Public Accountant accreditations.

Investment          The Acquired Fund seeks to achieve           The Acquiring Fund seeks to provide long-term
Objective:          long-term growth of capital.                 capital appreciation by investing primarily in
                                                                 equity securities.


Principal           The principal investment strategies of the Acquired Fund recently were changed to reflect
Investment          the investment philosophy of the Acquired Fund's new sub-advisor, T. Rowe Price.  These
Strategies:         strategies are identical to those of the Acquiring Fund.

                    Each Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential.  These companies are generally characterized as "growth" companies.  Under normal market conditions, each Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies in the Russell 1000 (R) Growth Index (as of June 30, 2006,
                    this range was between approximately $1.6 billion and $364.7 billion) at the time of purchase.  Each Fund's investments in foreign companies will be limited to 25% of its total assets.  Each Fund may also purchase futures and options, in keeping with Fund objectives.

                    T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.  As a growth investor, T. Rowe
                    Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

                    In pursuing each Fund's investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet the Fund's normal investment criteria, as described above, when T. Rowe Price perceives an unusual opportunity for gain.  These special situations might arise when the T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

                    Each Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.  Each Fund may actively trade securities in an attempt to achieve its investment objective.

                    Futures and options contracts may be bought or sold for any number of reasons, including:
                    to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool.  Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

Portfolio           The Acquired Fund's portfolio turnover       The Acquiring Fund's portfolio turnover rates
Turnover Rates:     rates were:*                                 were:

                    -- 129.4% for the six months ended 6/30/06   -- 65.1% for the six months ended 6/30/06
                    (unaudited) (annualized);                    (unaudited) (annualized);
                    -- 91.2% for the fiscal year ended           -- 51.6% for the fiscal year ended 12/31/05;
                    12/31/05; and                                and
                    -- 141.8% for the fiscal year ended          -- 147.7% for the fiscal year ended 12/31/04.
                    12/31/04.

                    * These portfolio turnover rates were
                    achieved before T. Rowe Price became
                    sub-advisor to the Acquired Fund.

Hedging             Both the Acquired Fund and the Acquiring Fund are authorized to use derivative instruments
Strategies:         (financial arrangements the value of which is based on, or derived from, a security, asset or market index) such as options, futures contracts, options on futures contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.

Temporary           For temporary defensive purposes in times of unusual or adverse market conditions, both the
Defensive           Acquired Fund and the Acquiring Fund may invest in cash and cash equivalents.  In taking
Investing:          such defensive measures, either Fund may fail to achieve its investment objective.



               Comparison of Investment Objectives and Strategies

         The investment objectives of the Acquired and Acquiring Funds are substantially similar as both seek to grow investors' capital over the long-term. Moreover, the principal investment strategies of both Funds are identical as they pursue their objectives by investing primarily in equity securities issued by companies with large capitalizations. Both the Acquired and Acquiring Funds employ a growth stock investing approach, seeking out large cap companies that have an above-average rate of earnings and cash flow growth and a lucrative niche in the economy. Both Funds also may invest up to 25% of their assets in foreign securities.

         Additional information about the investment strategies and the types of securities in which the Acquiring Fund may invest is discussed below under "Certain Investment Strategies and Related Risks of the Acquiring Fund" as well as in the Statement of Additional Information.

         The investment objective of each Fund may be changed by the Board without shareholder approval. The Acquired Fund has adopted a non-fundamental policy that requires it, under normal circumstances, to invest at least 80% of its net assets in equity securities issued by large capitalization companies. The Acquiring Fund has adopted a non-fundamental policy that requires it, under normal circumstances, to invest at least 80% of its net assets in equity securities. Each Fund will provide 60 days' notice to shareholders prior to implementing a change in its policy.

         The Statement of Additional Information provides further information about the portfolio manager for the Funds, including information about compensation, other accounts managed and ownership of fund shares.

                    Comparison of Principal Investment Risks

         In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Funds have substantially similar investment objectives and identical strategies as described above, they have the same risks. These include the following risks:

-- Stock Market Volatility Risk       -- Growth Stock Risk                  -- Foreign Securities Risk
-- Hedging Strategy Risk              -- Active Portfolio Trading Risk      -- Fund-of-Funds Risk

         All of the above named risks are described below under "Risks of Investing in the Funds" and more fully described in the PVC Prospectus and the Statement of Additional Information.

                         Fees and Expenses of the Funds

         The table below compares the fees and expenses of the Acquired and Acquiring Funds. The expense ratios and examples below do not reflect fees and expenses of any Contract issued by Principal Life that may use PVC as an underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses would be higher.

Fees and Expenses as a % of average daily net assets

         The following table shows: (a) the ratios of expenses to average net assets of the Acquired Fund for the fiscal year ended December 31, 2005; (b) the expense ratios of the Acquiring Fund for the fiscal year ended December 31, 2005; and (c) the pro forma combined expense ratios of the Acquiring Fund for the fiscal year ending December 31, 2005 assuming that the Reorganization had taken place at the commencement of the fiscal year ended December 31, 2005.

                         Annual Fund Operating Expenses

                                                               Management           Other         Total Operating
                                                                  Fees             Expenses           Expenses
(a) LargeCap Growth Equity Account  (Acquired Fund)               1.00%             0.09%              1.09%

(b) Equity Growth Account  (Acquiring Fund)                       0.76%             0.01%              0.77%

(c) Equity Growth Account  (Acquiring Fund)                       0.75%             0.01%              0.76%
(Pro forma assuming Reorganization)

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular Fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples should not be considered a representation of future expenses of the Acquired or Acquiring Fund. Actual expenses may be greater or less than those shown.

                                                                  1 Year       3 Years      5 Years      10 Years
                                                                  ------       -------      -------      --------
LargeCap Growth Equity Account  (Acquired Fund)                    $111         $347         $601         $1,329

Equity Growth Account  (Acquiring Fund)                             $79         $246         $428          $954

Equity Growth Account  (Acquiring Fund)                             $78         $243         $422          $942
(Pro forma assuming Reorganization)

Investment Management Fees/Sub-Advisory Arrangements

         The Acquired Fund and the Acquiring Fund each pay their investment advisor, PMC, an advisory fee, which is calculated as a percentage of each Fund's average daily net assets pursuant to the following fee schedules:

    LargeCap Growth Equity Account               Equity Growth Account
            (Acquired Fund)                        (Acquiring Fund)
            ---------------                        ----------------
                                           0.80% of the first $100 million;
                                            0.75% of the next $100 million;
  1.00% of average daily net assets.        0.70% of the next $100 million;
                                          0.65% of the next $100 million; and
                                         0.60% of the excess over $400 million
                                             of average daily net assets.

         T. Rowe Price directly manage the assets of both the Acquired Fund and Acquiring Funds as their sub-advisor. For its services, T. Rowe Price is paid a sub-advisory fee by PMC, not by the Acquired or Acquiring Fund.

         A discussion of the basis of the Board of Directors' approval of the advisory and sub-advisory agreements with respect to the Acquiring Fund, and the advisory agreement with respect to the Acquired Fund, is available in PVC's Annual Report to Shareholders for the fiscal year ended December 31, 2005.

                                   Performance

         The bar charts below show how each Fund's total return has varied year-by-year, while the tables below show each Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of each Fund's risks. Past performance does not indicate future results. The performance information in the bar charts and tables does not reflect fees and expenses of any variable contract which may use PVC as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

Year-By-Year Total Return (%) as of 12/31 Each Year

[INSERT BAR CHART ACQUIRED FUND]

-------------- ----------- --------- ----------- ----------
-30.08%        -33.27%     23.14%    3.16%       3.63%
-------------- ----------- --------- ----------- ----------
-------------- ----------- --------- ----------- ----------
2001           2002        2003      2004        2005
-------------- ----------- --------- ----------- ----------

The year-to-date return as of September 30, 2006 is -3.15%

Highest return for a quarter during the period of the
        bar chart above:        Q4 `01            12.16%

Lowest return for a quarter during the period of the
        bar chart above:         Q3 `01           -21.14%

[INSERT BAR CHART ACQUIRING FUND]

-------------- ----------- ----------- ----------- ----------- ------------ ----------- --------- ----------- ----------
28.05%         30.85%      18.95%      39.50%      -11.71%     -14.86%      -27.72%     25.95%    9.33%       7.55%
-------------- ----------- ----------- ----------- ----------- ------------ ----------- --------- ----------- ----------
-------------- ----------- ----------- ----------- ----------- ------------ ----------- --------- ----------- ----------
1996           1997        1998        1999        2000        2001         2002        2003      2004        2005
-------------- ----------- ----------- ----------- ----------- ------------ ----------- --------- ----------- ----------

The year-to-date return as of September 30, 2006 is 0.46%

Highest return for a quarter during the period of the
        bar chart above:        Q4 `98            22.68%

Lowest return for a quarter during the period of the
        bar chart above:         Q1 `01           -18.25%

Average Annual Total Returns (%) for periods ended December 31, 2005

                                                    Past        Past          Past             Since
                                                   1 Year     5 Years       10 Years       Inception(1)
                                                   ------     -------       --------       ---------
LargeCap Growth Equity Account (Acquired Fund)     3.63%       -9.29%           --             -13.27%
Russell 1000 Growth Index*                         5.26%       -3.58%           --             -6.99%
Morningstar Large Growth Category Average*         6.46%       -3.36%           --             -5.29%

Equity Growth Account (Acquiring Fund)             7.55%       -1.84%         8.39%           10.89%
Russell 1000 Growth Index*                         5.26%       -3.58%         6.73%            9.20%
Morningstar Large Growth Category Average*         6.46%       -3.36%         6.95%            9.09%

------------------
* Indices are unmanaged and individuals cannot invest directly in an index. Index performance does not reflect deductions for fees, expenses or taxes. (1) The inception dates of the Acquired Fund and Acquiring Fund are, respectively, October 24, 2000 and June 1, 1994.

                         RISKS OF INVESTING IN THE FUNDS

         The principal risks of investing in the Acquired Fund and the Acquiring Fund are stated above. Each of these risks is summarized below. These and other risks of investing in the Acquired and the Acquiring Funds are more fully described in the PVC Prospectus and the Statement of Additional Information.

         Both Funds are subject to the risk that their principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of each Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of each Fund's assets rise or fall, the Fund's share price changes. If an investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. As with any security, the securities in which the Funds invest have associated risk. These include:

Stock Market Volatility. The net asset value of the Funds' shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Funds may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.

Growth Stock Risk. Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.

Foreign Securities Risk. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact each Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.

Hedging Strategy Risk. The Funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The sub-advisor believes the use of these instruments will benefit each Fund. However, a Fund's performance could be worse than if the Fund had not used such instruments if the sub-advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower a Fund's total return; and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts.

Active Portfolio Trading Risk. The Funds may actively trade securities in an attempt to achieve their investment objectives. The "Comparison of Acquired and Acquiring Funds," above, and the financial highlights tables at the end of this Proxy Statement/Prospectus show each Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to a fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the fund's trading costs, which may have an adverse impact on the fund' performance.

Fund-of-Funds Risk. PVC has six series, the LifeTime Accounts, that operate as funds-of-funds and invest principally in other PVC Funds. From time to time, an underlying fund, such as the Acquired or Acquiring Fund, may experience relatively large investments or redemptions by a fund-of-funds due to reallocations or rebalancings of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund-of-funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund-of-funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expenses for that fund.

         Principal Global Investors LLC ("Principal Global"), an indirect wholly-owned subsidiary of PFG, serves as the sub-advisor to the PVC LifeTime Accounts. Principal Global is committed to minimizing the potential impact of fund-of-funds risk on underlying funds to the extent consistent with pursuing the investment objectives of the funds-of-funds which it manages. As of December 31, 2005, the PVC LifeTime Accounts owned, in the aggregate, 10.6% of the outstanding shares of the Acquired Fund. As of December 31, 2005, no LifeTime Account owned any shares of the Acquiring Fund. As shareholders of the Acquired Fund, the LifeTime Accounts will receive Acquiring Fund shares issued in the Reorganization. After the Reorganization, the LifeTime Accounts intend to use the Acquiring Fund as an underlying fund in their fund-of-funds operations.

                        CERTAIN INVESTMENT STRATEGIES AND
                       RELATED RISKS OF THE ACQUIRING FUND

         This section provides information about certain investment strategies and related risks of the Acquiring Fund. The Statement of Additional Information contains additional information about investment strategies and their related risks.

Market Volatility

         Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Repurchase Agreements and Loaned Securities

         The Acquiring Fund may invest a portion of its assets in repurchase agreements, although this is not a principal investment strategy. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected fund bears a risk of loss. To minimize such risks, the fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

         The Acquiring Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve risk of loss to a fund if the counterparty should fail to return such securities to the fund upon demand or if the counterparty's collateral invested by the fund declines in value as a result of investment losses.

Reverse Repurchase Agreements

         The Acquiring Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements only with parties that the sub-advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the fund, although the fund's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

Currency Contracts

         The Acquiring Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and not as a principal investment strategy. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the fund (denominated or generally quoted or currently convertible into the currency).

         Hedging is a technique used in an attempt to reduce risk. If the fund's sub-advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investment strategy, these techniques could result in a loss. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the fund to deliver or receive currency.

Forward Commitments

         The Acquiring Fund may enter into forward commitment agreements, although this is not a principal investment strategy. These agreements call for the fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants

         The Acquiring Fund may invest in warrants, although this is not a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

Initial Public Offerings ("IPOs")

         An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

         When a fund's asset base is small, a significant portion of the fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund's assets grow, the effect of the fund's investments in IPOs on the fund's performance probably will decline, which could reduce the fund's performance. Because of the price volatility of IPO shares, a fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the fund's portfolio and lead to increased expenses to the fund, such as commissions and transaction costs. By selling IPO shares, the fund may realize taxable gains it will subsequently distribute to shareholders.

Derivatives

         To the extent permitted by its investment objectives and policies, the Acquiring Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

         Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Fund may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.

         Generally, the Acquiring Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

         -- the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the sub-advisor anticipated;
         -- the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
         --the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and
         --the counterparty may fail to perform its obligations.

Convertible Securities

         Convertible securities are fixed-income securities that a fund has the right to exchange for equity securities at a specified conversion price. The option allows the fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the fund could realize an additional $2 per share by converting its fixed-income securities.

         Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

         The Acquiring Fund treats convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Fund may invest in convertible securities without regard to their ratings.

Foreign Investing

         The Acquiring fund may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

         -- companies with their principal place of business or principal office outside the U.S.; and
         -- companies for which the principal securities trading market is outside the U.S.

         Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Acquiring Fund seeks the most favorable net results on its portfolio transactions.

         Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return. If the Acquiring Fund is unable to make intended security purchases due to settlement problems, it may miss attractive investment opportunities. In addition, the Acquiring Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

         With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a fund's investments in those countries. In addition, a fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to fund investors.

         Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a fund's portfolio. A fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

         A fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

         Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

         -- increased social, political and economic instability;
         -- a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
         -- lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
         -- foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
         -- relatively new capital market structure or market-oriented economy; -- the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
         -- restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
         -- possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

         In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

         Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

         Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Small and Medium Capitalization Companies

         The Acquiring Fund may hold securities of small and medium capitalization companies. Market capitalization is defined as total current market value of a company's outstanding common stock.

         Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

         Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Temporary Defensive Measures

         From time to time, as part of its investment strategy, the Acquiring Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that a fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a fund may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

         There is no limit on the extent to which the funds may take temporary defensive measures. In taking such measures, a fund may fail to achieve its investment objective.

Portfolio Turnover

         "Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

         Funds with high turnover rates (more than 100%) often have higher transaction costs (that are paid by the fund) that may have an adverse impact on fund performance and may generate short-term capital gains (on which taxes may be imposed even if no shares of the fund are sold during the year).

         Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

                      INFORMATION ABOUT THE REORGANIZATION

                             Plan of Reorganization

         The Acquired Fund has entered into a Plan of Reorganization with the Acquiring Fund. The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to this Proxy Statement/Prospectus.

         Under the Plan, the Acquiring Fund will acquire all the assets and assume all the liabilities of the Acquired Fund. We expect that the closing date will be January 5, 2007, assuming shareholder approval of the Plan, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset value as of the close of trading on the NYSE using the procedures described in its then current prospectus (the procedures applicable to the Acquired Fund and the Acquiring Fund are identical). The Acquiring Fund will issue to the Acquired Fund a number of shares with a total value equal to the total value of the net assets of the Acquired Fund at the Effective Time of the Reorganization.

         Immediately after the Effective Time of the Reorganization, the Acquired Fund will distribute to its shareholders shares of the Acquiring Fund in exchange for all your Acquired Fund shares. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of each Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time of the Reorganization, the Acquired Fund will be dissolved in accordance with applicable law.

         The consummation of the transactions contemplated by the Plan is subject to the approval of the Plan by the shareholders of the Acquired Fund. The Plan may be amended, but no amendment may be made which in the opinion of the Board of Directors would materially adversely affect the interests of the shareholders of the Acquired Fund after they have approved the Plan. The Board of Directors may terminate the Plan at any time before the Effective Time of the Reorganization if it believes that consummation of the transactions contemplated by the Plan would not be in the best interests of the shareholders.

         Under the Plan, the expenses of the Reorganization (other than trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible) will be borne by PMC. Trading costs associated with portfolio repositioning in connection with the Reorganization are expected to be negligible because the Acquired Fund is managed by the same sub-advisor as the Acquiring Fund, and the sub-advisor employs the same investment strategies for both Funds. If portfolio repositioning occurs, it may result in the realization of taxable capital gains which will be distributed to shareholders of the Acquired Fund prior to the Reorganization. Expenses expected to be incurred in connection with the Reorganization include, but are not limited to, accountants' fees, legal fees, registration fees, printing expenses, transfer taxes (if any) and the fees of banks and transfer agents.

         If the Plan is not approved by the shareholders of the Acquired Fund or is not consummated for any other reason, the Board will consider other possible courses of action. The Board, including all the Independent Directors (defined below), recommends that shareholders vote FOR the Proposal.

                         Reasons for the Reorganization

         The Reorganization will permit PVC to substitute for the Acquired Fund an Acquiring Fund that the Board believes will produce higher returns for shareholders. The investment performance of the Acquired Fund since its inception in 2000 has lagged the performance of its benchmark index as well as an average of other mutual funds employing similar investment strategies. Consequently, PMC recently recommended, and the Board approved, replacing the Acquired Fund's sub-advisor withT. Rowe Price, the sub-advisor that presently manages the primary investments of the Acquiring Fund. This change took effect on October 1, 2006. The Reorganization is another measure that PMC and the Board believe will benefit shareholders. With less than $50 million in assets and a below-average performance record, the Acquired Fund has little prospect for growth. On the other hand, the Acquiring Fund has a significantly larger asset base than the Acquired Fund and a performance record that compares more favorably to its benchmark index as well as its peer group average. Although past performance is no indication of future results, as compared to the Acquired Fund, the Acquiring Fund has produced greater performance returns over the one- and three-year periods ended August 31, 2006. Moreover, the investment objective of the Acquired and Acquiring Funds are substantially similar and their strategies and risks are identical. Accordingly, after the Reorganization, it should be reasonable for shareholders to have the same investment expectations but with improved prospects for better performance. The combination of the Acquired and Acquiring Funds' assets also may result in greater potential for attendant reductions in overall expenses.

                    Board Consideration of the Reorganization

         The Board of Directors, including the Directors who are not "interested persons" (as defined in the 1940 Act) of the Acquired Fund (the "Independent Directors"), considered the Reorganization at meetings held on June 12, 2006 and September 11, 2006. The Board considered information about the Reorganization presented by PMC, and the Independent Directors were assisted by independent legal counsel and an independent consultant. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the September 11, 2006 meeting, the Board of Directors unanimously approved the Reorganization after concluding that the Acquired Fund's participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Acquired Fund and the Acquiring Fund will not be diluted as a result of the Reorganization.

         In determining whether to approve the Reorganization and recommend its approval to shareholders, the Board of Directors made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1) the substantially similar investment objectives of each Fund as well as each Fund's identical investment strategies and risks;

(2) the absence of any differences between each Fund's fundamental and non-fundamental policies;

(3) the determination by the Board that it was in the best interests of the Acquired Fund to approve the change in sub-advisor to T. Rowe Price prior to the Reorganization, and the estimated explicit trading costs associated with disposing of any portfolio securities that would not be compatible with the new sub-advisor's investment style and strategies and reinvesting the proceeds in securities that would be compatible;

(4) estimated explicit trading costs associated with disposing of any portfolio securities and reinvesting the proceeds in connection with the Reorganization resulting from the completion of the realignment of the portfolio;

(5) expense ratios and available information regarding the fees and expenses of the Acquired Fund and the Acquiring Fund;

(6) comparative investment performance of and other information pertaining to the Acquired Fund and the Acquiring Fund;

(7) the potential effect on the Acquired Fund's shareholders of investing in a larger asset pool and the potential effect on the portfolio management of the Acquiring Fund of such a larger asset base;

(8) the prospects for growth of and for achieving economies of scale by the Acquired Fund in combination with the Acquiring Fund;

(9) the absence of any material differences in the rights of shareholders of the Acquired Funds and the Acquiring Funds;

(10) the financial strength, investment experience and resources of T. Rowe Price, which serves as the sub-advisor to both the Acquired and the Acquiring Fund;

(11) the fact that all costs of the Reorganization, other than trading costs associated with portfolio securities transactions, would be borne by PMC;

(12) any direct or indirect benefits expected to be derived by PMC and its affiliates from the Reorganization;

(13) the  direct  or   indirect   federal   income  tax   consequences   of  the
     Reorganization, including the expected tax-free nature of the Reorganization, the impact of any federal income tax loss carryforwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund, where applicable;

(14) the fact that the Reorganization will not result in any dilution of Acquired or Acquiring Fund shareholder values;

(15) the terms and conditions of the Plan; and

(16) possible alternatives to the Reorganization.

         The Board's decision to recommend approval of the Reorganization was based on a number of factors, including the following:

(1) it should be reasonable for shareholders to have the same investment expectations after the Reorganization because the investment objectives of each Fund are substantially similar and their strategies, policies and risks are the same;

(2) T. Rowe Price, as the sub-advisor for the Acquired and Acquiring Funds, may be expected to continue to provide high quality investment advisory services and personnel for the foreseeable future;

(3) the Acquiring Fund, which has a substantially larger asset base than the Acquired Fund, has outperformed the Acquired Fund over the one- and three-year time periods ended August 31, 2006, although no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization; and

(4) the Acquiring Fund has a significantly lower advisory fee rate and a significantly lower total expense ratio than the Acquired Fund.


                   Description of the Securities to Be Issued

         PVC is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. The Acquired and Acquiring Funds are each separate series of PVC and have only one class of shares outstanding. After the Reorganization, the Acquiring Fund will continue to offer only one class of shares. The shares of the Acquiring Fund to be issued in connection with the Reorganization represent interests in the assets belonging to the Acquiring Fund and have identical dividend, liquidation and other rights. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of the Acquiring Fund are charged to, and borne solely by, the Acquiring Fund, and the bearing of expenses by the Acquiring Fund may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, the Acquiring Fund.

         All shares of PVC have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board of Directors has determined affects the interests of only a particular series or class.

         Shares of the Acquiring Fund, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

                         Federal Income Tax Consequences

         As a condition to the consummation of the Reorganization, PVC will have received an opinion from Dykema Gossett PLLC substantially to the effect that, based upon the facts and assumptions stated therein, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Acquired Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the Reorganization.

         The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. The above description of the federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any Contract Owner. Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

                                 CAPITALIZATION

         The following table shows as of June 30, 2006: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring Fund; and (iii) the pro forma combined capitalization of the Acquiring Fund as if the Reorganization had occurred as of that date.


                                                                 Net Asset Value    Shares Outstanding
                                              Net Assets            Per Share

(1)  LargeCap Growth Equity Account               $41,012,624                $4.52            9,081,801
     (Acquired Fund)
(2)  Equity Growth Account                       $250,018,960               $16.62           15,044,001
     (Acquiring Fund)
(3)  Equity Growth Account                       $291,031,584               $16.62           17,510,926
     (Acquiring Fund)
     (Pro forma assuming combination
     of (1) and (2))

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

                                Pricing of Shares

         The net asset value ("NAV") per share of each Fund is calculated by:

o taking the current market value of the total assets of the Fund; o subtracting liabilities of the Fund; and o dividing the remainder by the total number of shares outstanding.

         If current market values are not readily available for a security owned by a Fund, the fair value of the security is determined by, or under procedures established by and under the supervision of the Board of Directors. Fair value pricing is applied when reliable market quotations are unavailable, including when the closing price of portfolio securities primarily traded in foreign markets is deemed to be substantially inaccurate at the close of the NYSE.

                           Dividends and Distributions

         Distributions of net investment income (i.e., all income other than capital gains) and of net realized capital gains on securities is determined separately for each Fund. Dividends and distributions paid by a Fund will be automatically reinvested (at current net asset value) in additional full and fractional shares of that Fund. Each Fund declares and pays dividends and distributes any net realized capital gains annually. Distributions of any net short-term capital gains earned by a Fund are distributed no less frequently than annually at the discretion of the Board of Directors.

         Immediately prior to the Effective Time of the Reorganization, the Acquired Fund will pay a dividend or dividends that, together with all previous dividends, will have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward).

                       Purchases and Redemptions of Shares

        Shares of the Acquired Fund are offered only to Separate Accounts of Principal Life and, after the Reorganization, shares of the Acquiring Fund will be offered to Separate Accounts of Principal Life and other insurance companies for the purpose of providing investment choices under the variable annuity and variable life insurance contracts issued through these insurance companies. Shares of the Acquiring Fund will also be offered to qualified pension and retirement plans after the Reorganization. The Funds reserve the right to refuse any order for the purchase of shares, including those by exchange.

        Shares of the Funds are sold in a continuous offering. Net purchase payments under the Contracts are placed in one or more of the sub-accounts or divisions of the Separate Accounts and are invested in the shares of the Funds corresponding to such sub-accounts or divisions. Shares of the Funds are purchased and redeemed at NAV without sales or redemption charges. For each day on which a Fund's NAV is calculated, each Separate Account transmits to PVC any orders to purchase or redeem shares of the Funds based on purchase payments; redemption (surrender) requests; and transfer requests from Contract Owners, annuitants, or beneficiaries which are priced that day. Purchases and redemptions are effected at the NAV next determined after receipt by PVC of a properly completed purchase or redemption order. All purchase and redemption orders are processed in accordance with applicable regulations. PVC may suspend redemptions, if permitted under the 1940 Act, for any period during which the NYSE is closed, when trading is restricted by the SEC, or when the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of shareholders.

        Frequent Trading and Marketing Timing (Abusive Trading Practices)

         Neither the Acquired Fund nor the Acquiring Fund is intended for "market timing" or other forms of abusive short-term trading. If the Funds are used for short-term trading, shareholders could suffer adverse effects, including increased transaction costs and dilution of investment returns to the detriment of all shareholders. Frequent trading can cause a portfolio manager to maintain larger cash positions than desired, unplanned portfolio turnover, and increased broker/dealer commissions or other transaction costs and can trigger taxable capital gains. In addition, some frequent traders attempt to exploit perceived valuation inefficiencies that can occur if the valuation of a fund's portfolio securities does not reflect conditions as of the close of the NYSE, which is the time as of which a fund's NAV per share is determined. For example, the closing price of securities primarily trading in markets that close prior to the NYSE may not reflect events that occurred after the close of that market. This type of arbitrage activity can dilute a fund or portfolio's NAV per share for long-term investors.

         Certain funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.

         The Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of shares of the PVC Funds. The PVC Funds have adopted procedures to "fair value" foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the funds. The Board has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the funds.

         As the PVC Funds are, at the present time, available only through variable annuity or variable life contracts issued by Principal Life, PVC must rely on Principal Life to monitor customer trading activity and to identify and take action against excessive trading. If PVC or Principal Life deems excessive trading practices to be occurring, action will be taken that may include, but is not limited to the following:
-- Rejecting exchange instructions from the shareholder or other person authorized by the shareholder to direct exchanges;
-- Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
-- Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
-- Requiring a holding period of a minimum of 30 days before permitting exchanges among the PVC Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
--   Taking such other action as directed by the PVC.

         PVC has reserved the right to accept or reject, without prior written notice, any exchange requests.

         While PVC's policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that PVC or Principal Life will identify and prevent abusive trading in all instances and no assurances that such practices will not occur. When PVC does identify abusive trading, it will apply PVC's policies and procedures in a fair and uniform manner. If PVC is not able to identify abusive trading practices, the abuses described above may negatively impact the funds. In addition, PVC may not have sufficient information to prevent market timing, especially with respect to accounts held in the names of financial intermediaries ("omnibus accounts").

                               VOTING INFORMATION

         Voting procedures. PVC is furnishing this Proxy Statement/Prospectus to you in connection with the solicitation on behalf of the Board of proxies to be used at the Meeting. The Board is asking permission to vote for you. If you complete and return the enclosed proxy ballot, the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy's exercise by: (i) sending written notice to the Secretary of Principal Variable Contracts Fund, Inc. at Principal Financial Group, Des Moines, Iowa 50392-0200, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.

         Voting rights. Only shareholders of record at the close of business on October 6, 2006 (the "Record Date") are entitled to vote. You are entitled to one vote on each matter submitted to the shareholders of the Acquired Fund for each share of the Acquired Fund that you hold, and fractional votes for fractional shares held. The Proposal requires for approval the affirmative vote of a "Majority of the Outstanding Voting Securities," which is a term defined in the 1940 Act to mean, with respect to the Acquired Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Acquired Fund present at the meeting of the Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or
(2) more than 50% of the outstanding voting securities of the Acquired Fund.

         The number of votes eligible to be cast at the Meeting as of the Record Date and other share ownership information are set forth below under the heading "Outstanding Shares and Share Ownership" in this Proxy Statement/Prospectus.

         Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for a Meeting, and shares subject to Mirror Voting (as defined below) are counted for purposes of determining a quorum. Abstentions are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a Proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a Proposal.

         In the event the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a Proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the affected Acquired Fund cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.

         Contract Owner Voting Instructions. Shares of PVC Funds are sold to Separate Accounts of Principal Life and are used to fund Contracts. Each Contract Owner whose Contract is funded by a registered Separate Account is entitled to instruct Principal Life as to how to vote the shares attributable to his or her Contract and can do so by marking voting instructions on the voting instruction card enclosed with this Proxy Statement/Prospectus and then signing, dating and mailing the voting instruction card in the envelope provided. If a card is not marked to indicate voting instructions, but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the Proposal. Principal Life will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions and will vote those shares for which it receives no timely voting instructions for and against approval of a proposal, and as an abstention, in the same proportion as the shares for which it receives voting instructions. Shares attributable to amounts invested by Principal Life will be voted in the same proportion as votes cast by Contract Owners ("Mirror Voting"). Accordingly, there are not expected to be any "broker non-votes."

         Solicitation procedures. PVC intends to solicit proxies by mail. Officers or employees of PVC, PMC or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by PMC for their out-of-pocket expenses. PVC has retained the services of a professional proxy soliciting firm, Computershare Fund Services, to assist in soliciting proxies and estimate that the cost of such services will be approximately $_________________.

         Expenses of the Meetings. The expenses of the Meeting will be treated as an expense related to the Reorganization and will be paid by PMC.

                     OUTSTANDING SHARES AND SHARE OWNERSHIP

     As of the Record Date, the number of shares of the Acquired Fund outstanding and entitled to vote was ___________________.

         As of the Record Date, the Directors and officers of PVC together owned less than 1% of the outstanding shares of the Acquired Fund.

         As of the Record Date, the following persons owned of record, or were known by PVC to own beneficially, 5% or more of the outstanding shares the Acquired Fund:

                                                            Percentage of
      Name/Address of Shareholder                             Ownership




                              FINANCIAL HIGHLIGHTS

         The financial highlights table for each of the Acquired Fund and the Acquiring Fund is intended to help investors understand the financial performance of each Fund for the past five fiscal years and for the semi-annual period ending June 30, 2006. Certain information reflects financial results for a single share of a Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended December 31, 2001 through December 31, 2005 has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in PVC's Annual Report to Shareholders for the fiscal year ended December 31, 2005. Information for the semi-annual period ended June 30, 2006 has not been audited. Copies of the Annual and Semi-Annual Reports to Shareholders are available on request as described above.




                              FINANCIAL HIGHLIGHTS
                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                   (unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):



                                                                2006(a)        2005        2004         2003        2002        2001
                                                                ----           ----        ----         ----        ----        ----
Equity Growth Account
Net Asset Value, Beginning of Period......................       $17.23      $16.02      $14.73       $11.74      $16.29      $20.37
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.08           -        0.09         0.06        0.03        0.01
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................       (0.69)        1.21        1.28         2.99      (4.54)      (2.82)
                                                                --------      --------    --------    --------    --------  --------
                          Total From Investment Operations       (0.61)        1.21        1.37         3.05      (4.51)      (2.81)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................            -           -      (0.08)       (0.06)      (0.04)      (0.02)
     Distributions from Realized Gains....................            -           -         -           -           -         (1.25)
                                                                --------     --------  --------     --------    --------   --------
                         Total Dividends and Distributions            -           -      (0.08)       (0.06)      (0.04)      (1.27)
                                                                --------     --------  --------     --------    --------   --------
Net Asset Value, End of Period............................       $16.62      $17.23      $16.02       $14.73      $11.74      $16.29
                                                                --------     --------  --------     --------    --------   --------


Total Return(b)...........................................   (3.54)%(c)       7.55%       9.33%       25.95%    (27.72)%    (14.86)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $250,019    $274,192    $280,700     $272,831    $219,044    $334,401
     Ratio of Expenses to Average Net Assets..............     0.76%(d)       0.77%       0.72%        0.74%       0.77%       0.75%
     Ratio of Gross Expenses to Average Net Assets........       -              -%        0.77%(e)     0.77%(e)       -%          -%
     Ratio of Net Investment Income to Average Net Assets.     0.96%(d)       0.00%       0.59%        0.47%       0.19%       0.06%
     Portfolio Turnover Rate..............................     65.1%(d)       51.6%      147.7%       130.9%      138.8%       88.8%





                                                                2006(a)        2005        2004         2003        2002        2001
                                                                ----           ----        ----         ----        ----        ----
LargeCap Growth Equity Account
Net Asset Value, Beginning of Period......................        $4.76       $4.60       $4.47        $3.63       $5.44       $7.78
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.01        0.01        0.01            -      (0.02)      (0.03)
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................       (0.25)        0.16        0.13         0.84      (1.79)      (2.31)
                                                                 -------     -------      -------      -------    -------    -------
                          Total From Investment Operations       (0.24)        0.17        0.14         0.84      (1.81)      (2.34)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................            -      (0.01)      (0.01)            -           -           -
                                                                -------     -------     -------        -------   -------     -------
                         Total Dividends and Distributions            -      (0.01)      (0.01)            -           -           -
                                                                -------     -------     -------        -------   -------     -------
Net Asset Value, End of Period............................        $4.52       $4.76       $4.60        $4.47       $3.63       $5.44
                                                                -------     -------     -------        -------   -------     -------

Total Return (b).................................................(5.04)%(c)   3.63%       3.16%        23.14%    (33.27)%   (30.08)%


Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $41,013     $36,912     $31,179      $24,677      $5,572       $5,172
     Ratio of Expenses to Average Net Assets..............     1.04%          1.09%       1.04%        1.16%       1.05%        1.10
     Ratio of Gross Expenses to Average Net Assets (f)....        -             -%        1.05%(e)     1.19%(e)    1.09%(e)    1.11%
     Ratio of Net Investment Income to Average Net Assets.     0.30%(d)       0.18%       0.28%      (0.13)%      (0.49)     (0.62)%
     Portfolio Turnover Rate..............................     129.4%(d)      91.2%      141.8%        51.1%     183.8%       121.2%

(a)  Six months ended June 30, 2006.
(b)  Total  return does not  reflect  charges  attributable  to  Principal  Life
     Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
(c)  Total  return  amounts  have  not  been  annualized.
(d)  Computed on an annualized basis.
(e)  Expense ratio without commission rebates.
(f) Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2002.




                              FINANCIAL STATEMENTS

         The financial statements of the Acquiring Fund and the Acquired Fund included in PVC's Annual Report to Shareholders for the fiscal year ended December 31, 2005 are incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. The unaudited financial statements of the Acquiring Fund and the Acquired Fund included in PVC's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2006 also have been incorporated by reference into the Statement of Additional Information. Copies of the Annual and Semi-Annual Reports are available upon request as described above.

                                  LEGAL MATTERS

         Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Michael D. Roughton, Esq., Counsel to PVC. Certain tax consequences of the Reorganization will be passed upon by Dykema Gossett PLLC, 400 Renaissance Center, Detroit, Michigan 48243.

                                OTHER INFORMATION

         The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement/Prospectus. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

         PVC is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PVC Fund must be received by PVC a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.


                       BY ORDER OF THE BOARD OF DIRECTORS

November ___, 2006
Des Moines, Iowa

                                   APPENDIX A

                             PLAN OF REORGANIZATION

                            Equity Growth Account and
                         LargeCap Growth Equity Account

         The Board of Directors of Principal Variable Contracts Fund, Inc., a Maryland corporation (the "Fund"), deems it advisable that the Equity Growth Account of the Fund (the "Acquiring Fund") and the LargeCap Growth Equity Account of the Fund (the "Acquired Fund") engage in the reorganization described below.

         The Acquired Fund will transfer to the Acquiring Fund, and the Acquiring Fund will acquire from the Acquired Fund, all of the assets of the Acquired Fund on the Closing Date and will assume from the Acquired Fund all of the liabilities of the Acquired Fund in exchange for the issuance of the number of shares of the Acquiring Fund determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund and in exchange for all of the Acquired Fund's outstanding shares. The Acquired Fund will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by the Acquired Fund in proper form prior to the Closing Date shall be fulfilled by the Acquired Fund. Redemption requests received by the Acquired Fund thereafter will be treated as requests for redemption of those shares of the Acquiring Fund allocable to the shareholder in question.

         The Acquired Fund will declare to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, for the current taxable year through the Closing Date.

         On the Closing Date, the Acquiring Fund will issue to the Acquired Fund a number of full and fractional shares of the Acquiring Fund, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of the Acquired Fund. The aggregate value of the net assets of the Acquired Fund and the Acquiring Fund shall be determined in accordance with the then current Prospectus of the Acquiring Fund as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date.

         The closing of the transactions contemplated in this Plan (the "Closing") shall be held at the offices of Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392-2080 at 3:00 p.m. Central Time on January 5, 2007, or on such earlier or later date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the "Closing Date."

         In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for the Acquiring Fund or the Acquired Fund to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed or to such other date determined by fund management.

         As soon as practicable after the Closing, the Acquired Fund shall (a) distribute on a pro rata basis to the shareholders of record at the close of business on the Closing Date the shares of the Acquiring Fund received by the Acquired Fund at the Closing in exchange for all of the Acquired Fund's outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund's Articles of Incorporation.

         For purposes of the distribution of shares of the Acquiring Fund to shareholders of the Acquired Fund, the Acquiring Fund shall credit on its books an appropriate number of shares to the account of each shareholder of the Acquired Fund. No certificates will be issued for shares of the Acquiring Fund. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of the Acquired Fund, shall be deemed for all purposes of the Fund's Articles of Incorporation and Bylaws to evidence the appropriate number of shares of the Acquiring Fund to be credited on the books of the Acquiring Fund in respect of such shares of the Acquired Fund as provided above.

         Prior to the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list setting forth the assets to be assigned, delivered and transferred to the Acquiring Fund, including the securities then owned by the Acquired Fund and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by the Acquiring Fund pursuant to this Plan.

         All of the Acquired Fund's portfolio securities shall be delivered by the Acquired Fund's custodian on the Closing Date to the Acquiring Fund or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an account in the name of the Acquiring Fund or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from the Acquired Fund's account at its custodian to the Acquiring Fund's account at its custodian. If on the Closing Date the Acquired Fund is unable to make good delivery to the Acquiring Fund's custodian of any of the Acquired Fund's portfolio securities because such securities have not yet been delivered to the Acquired Fund's custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and the Acquired Fund shall deliver to the Acquiring Fund's custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to the Acquiring Fund, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers' confirmations, as may be reasonably required by the Acquiring Fund.

         This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of the Acquired Fund and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either Fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of the Acquired Fund no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of the Acquired Fund.

         Except as expressly provided otherwise in this Plan, Principal Management Corporation will pay or cause to be paid all out-of-pocket fees and expenses incurred by the Acquired Fund and the Acquiring Fund in connection with the transactions contemplated under this Plan, including, but not limited to, accountants' fees, legal fees, registration fees, printing expenses, transfer taxes (if any) and the fees of banks and transfer agents.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its President or Vice President as of the ___ day of _________, 2006.

PRINCIPAL VARIABLE CONTRACTS FUND, INC.              PRINCIPAL VARIABLE CONTRACTS FUND, INC.
on behalf of the following Acquired Fund:                     on behalf of the following Acquiring Fund:
     LargeCap Growth Equity Account                               Equity Growth Account


By: ________________________________                          By: ________________________________
       Ralph C. Eucher                                               Michael J. Beer
       President                                                     Executive Vice President

Principal Management Corporation agrees to the provisions set forth in the last paragraph of this Plan.

PRINCIPAL MANAGEMENT CORPORATION


By:_________________________________
      Ralph C. Eucher
      President

                           [VOTING INSTRUCTIONS FORM]
                    Principal Variable Contracts Fund, Inc.
                          Des Moines, Iowa 50392-0200

                      GIVE YOUR VOTING INSTRUCTIONS TODAY!

               SPECIAL MEETING OF SHAREHOLDERS DECEMBER 15, 2006
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                         LARGECAP GROWTH EQUITY ACCOUNT

With respect to the proposal listed on the reverse side of this form, the Board of Directors of Principal Variable Contracts Fund, Inc. ("PVC") is soliciting your instructions for voting shares of the LargeCap Growth Equity Account, a series of PVC, that are attributable to your variable contract and held by Principal Life Insurance Company ("Principal Life"). Principal Life will vote the shares in accordance with your instructions at a Special Meeting of Shareholders of the LargeCap Growth Equity Account to be held on December 15, 2006 at 10:00 a.m. Central Time, and at any adjournments thereof. In the discretion of Principal Life, votes also will be authorized for such other matters as may properly come before the meeting.

Check the appropriate box on the reverse of this form, date this form and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus, both dated November ___, 2006. If you complete, sign and return the form, Principal Life will vote as you have instructed. If you simply sign and return the form, it will be voted FOR the proposal. If your instructions are not received, votes will be cast in proportion to the instructions received from all other contractowners with a voting interest in the LargeCap Growth Equity Account.

NOTE: Please sign exactly as your name appears on this form. Please mark, sign, date and mail your form in the enclosed postage paid envelope. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

___________________________________        ______________________________

Signature                                  Signature (if held jointly)

___________________________________ , 2006

Date

The Board of Directors unanimously recommends that you vote FOR the Proposal.

Please mark your choice by filling in the appropriate box below. Sign and return the ballot as soon as possible in the enclosed envelope.

PROPOSAL


                                                                                                                 For Against Abstain
1.  Approval of a Plan of Reorganization providing for the reorganization of the LargeCap Growth Equity Account [  ]  [  ]    [  ]
   into the Equity Growth Account.

                                     PART B


                            INFORMATION REQUIRED IN
                     A STATEMENT OF ADDITIONAL INFORMATION

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                680 8[th] Street
                          Des Moines, Iowa 50392-0200


                      STATEMENT OF ADDITIONAL INFORMATION

                           Dated:  November __, 2006


      This Statement of Additional Information is available to the shareholders of the LargeCap Growth Equity Account (the "Acquired Fund"), in connection with the proposed reorganization of the Acquired Fund into the Equity Growth Account (the "Acquiring Fund"), each of which is a separate series of Principal Variable Contracts Fund, Inc. (the "Reorganization").

      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated November __, 2006, relating to the Special Meeting of Shareholders of the Acquired Fund to be held on December 15, 2006. The Proxy Statement/Prospectus, which describes the proposed Reorganization, may be obtained without charge by writing to Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392-2080, or by calling toll free at 1-800-247-4123.



      This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission ("SEC"):

      (1) The Statement of Additional Information of Principal Variable Contracts Fund, Inc. ("PVC") dated May 1, 2006, as supplemented;

       (2) The financial statements of the Acquired and Acquiring Funds included in PVC's Annual Report to Shareholders for the fiscal year ended December 31, 2005, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed with the SEC on
      Form N-CSR on   February 21, 2006; and

      (3) The unaudited financial statements of the Acquired and Acquiring Funds included in PVC's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2006, as filed with the SEC on Form N-CSRS on August 25, 2006.

      The documents referred to above are available upon request and without charge by calling 1-800-247-4123.

                         PRO FORMA FINANCIAL STATEMENTS
Introductory Paragraph

      On September 11, 2006, the Board of Directors of Principal Variable Contracts Fund, Inc. approved a Plan of Reorganization whereby, subject to approval by the shareholders of the LargeCap Growth Equity Account (the "Acquired Fund"), the Equity Growth Account (the "Acquiring Fund") will acquire all the assets of the Acquired Fund, subject to the liabilities of the Acquired Fund, in exchange for a number of shares equal in value to the pro rata net assets of shares of the Acquired Fund (the "Reorganization").

      Shown below are unaudited pro forma financial statements for the combined Acquiring Fund, assuming the Reorganization had been consummated as of June 30, 2006. The first table presents pro forma Statements of Assets and Liabilities for the combined Acquiring Fund. The second table presents pro forma Statements of Operations for the combined Acquiring Fund. The third table presents a pro forma Schedule of Investments for the combined Acquiring Fund.

      Please see the accompanying notes for additional information about the pro forma financial statements. The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Acquired Fund and the Acquiring Fund incorporated by reference in the Statement of Additional Information.

                      Statements of Assets and Liabilities
                     Principal Variable Contracts Fund, Inc.
                            June 30, 2006 (unaudited)

                                         LargeCap Growth               Equity                 Pro Forma          Combined PVC Equity
                                          Equity Account           Growth Account            Adjustments            Growth Account
                                      ---------------------      --------------------      -----------------   -----------------
Investment in securities--at cost            $   43,378,878            $ 276,270,466                 $    -     $   319,649,344
                                      =====================      ====================      =================   =================
Assets

Investment in securities--at value           $   42,595,183 (a)        $ 292,389,997  (a)            $    -     $   334,985,180  (a)

Cash                                              1,856,875                2,538,342                      -           4,395,217
Receivables:

   Capital Shares sold                              125,013                        -                      -             125,013

   Dividends and interest                            37,545                  192,737                      -             230,282

   Investment securities sold                     1,950,823                  772,005                      -           2,722,828

Prepaid directors' expenses                           1,609                    1,380                      -               2,989
                                      ---------------------      --------------------      -----------------   -----------------
Total Assets                                                             295,894,461
                                                 46,567,048                                               -         342,461,509
Liabilities
Accrued management and investment
advisory fees                                         6,563                   30,758                      -              37,321

Accrued other expenses                                3,911                    1,808                      -               5,719
Payables:

   Capital shares reacquired                              -                   16,437                      -              16,437

   Investment securities purchased                1,928,386                1,249,498                      -           3,177,884
   Variation margin on futures
contracts                                             2,564                        -                      -               2,564
Collateral obligation on securities
loaned, at value                                  3,613,000               44,577,000                      -          48,190,000
                                      ---------------------      --------------------      -----------------   -----------------
Total Liabilities                                                         45,875,501
                                                  5,554,424                                               -          51,429,925
                                      ---------------------      --------------------      -----------------   -----------------
Net Assets Applicable to
Outstanding Shares                           $   41,012,624            $ 250,018,960                 $    -     $   291,031,584
                                      =====================      ====================      =================   =================

Net Assets Consist of:
Capital Shares and additional
paid-in-capital                              $   43,991,853            $ 283,243,739                 $    -     $   327,235,592
Accumulated undistributed
(overdistributed) net investment
income (operating loss)                              57,863                1,267,464                      -           1,325,327
Accumulated undistributed
(overdistributed) net realized gain
(loss)                                          (2,260,202)             (50,611,774)                      -        (52,871,976)
Net unrealized appreciation
(depreciation) of investments                     (776,890)               16,119,531                      -          15,342,641
                                      ---------------------      --------------------      -----------------   -----------------
Total Net Assets                             $   41,012,624            $ 250,018,960                 $    -     $   291,031,584
                                      =====================      ====================      =================   =================

Capital Stock (par value: $.01 a
share):

Shares authorized                            100,000,000.00              100,000,000                      -         100,000,000


Shares issued and outstanding                     9,081,801               15,044,001            (6,614,876) (b)      17,510,926
Net asset value per share                       $      4.52               $    16.62                            $         16.62
                                      =====================      ====================      =================   =================


(a) Includes fair market value of securities loaned, see "Securities Lending in Pro Forma Notes to Financial Statements.

(b) Reflects new shares issued, net of retired shares of LargeCap Growth Equity Account.

                             STATEMENT OF OPERATIONS
                     Principal Variable Contracts Fund, Inc.
                  Twelve Months Ended June 30, 2006 (unaudited)
------------------- ------------------------------------------------------------------------ -------------- ----- -----------------
                                                                      LargeCap Growth   Equity Growth   Pro Forma    Combined Equity
                                                                      Equity Account       Account     Adjustments    Growth Account
------------------- -------------------------------------------------------------------------------- ------------ -- ---------------
Net Investment Income (Operating Loss)
Income:
          Dividends                                                      $      439,205  $  3,025,516    $       -    $   3,464,721

          Interest                                                               33,473       124,101            -          157,574

          Securities lending                                                        225       122,432            -          122,657
                                                                        ------------------------------ -----------------------------
                                                          Total Income
                                                                                472,903     3,272,049            -        3,744,952
Expenses:

          Management and investment advisory fees                               366,796     2,028,111    (112,316)(a)     2,282,591

          Custodian fees                                                         11,113         3,479     (11,113)(b)         3,479

          Directors' expense                                                      6,004         8,470            -           14,474

          Shareholder meeting expense                                             8,048        19,662     (27,710)(c)             -

          Other expenses                                                            330         2,228        (330)(b)         2,228
                                                                        ------------------------------ --------------- -------------
                                                        Total Expenses

                                                                                392,291     2,061,950    (151,469)        2,302,772
                                                                        ------------------------------ -----------------------------
                                Net Investment Income (Operating Loss)
                                                                                 80,612     1,210,099      151,469        1,442,180

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:

          Investment transactions                                             1,332,598    24,397,890            -       25,730,488

          Futures Contracts                                                     (8,876)             -            -          (8,876)
Change in unrealized appreciation/depreciation of:

          Investments                                                       (2,280,703)  (14,030,830)            -     (16,311,533)

          Futures contracts                                                       6,805             -                         6,805
                                                                       ---------------- ------------- --------------- -------------

Net Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currencies                                           (950,176)    10,367,060                     9,416,884
                                                                        ------------------------------ -----------------------------
                   Net Increase (Decrease) in Net Assets Resulting from  $     (869,564) $  11,577,159  $  151,469     $  10,859,064
                                                             Operations
                                                                        ============================== =============================

(a) Management and investment advisory fees decreased to reflect annual percentage rate of Acquiring Account.

(b) To adjust expenses to reflect the Combined Account's estimated fees and expenses, based on contractual rates or elimination of duplicate services.

(c)  Elimination of nonrecurring expense.

                             Schedule of Investments
                     Principal Variable Contracts Fund, Inc.
                            June 30, 2006 (unaudited)


  LargeCap                                                                LargeCap
   Growth      Equity                                                      Growth        Equity
   Equity     Growth                                                       Equity        Growth
  Account     Account    Combined                                          Account      Account        Combined
   Shares      Shares     Shares
    Held        Held       Held       98.51%   COMMON STOCKS                Value         Value         Value
                                       1.76%   Advertising Sales
                           94,600              Lamar Advertising Co                    $             $
     -         94,600                         (a)                        $            5,095,156     5,095,156
                                                                         -

                                       1.00%   Aerospace & Defense
     2,300                                     Boeing Co
                 -        2,300                                          188,393      -             188,393
     1,000                 39,600              General Dynamics Corp
               38,600                                                    65,460       2,526,756     2,592,216
     1,500                                     Northrop Grumman Corp
                 -        1,500                                          96,090       -             96,090

                                                                         349,943      2,526,756     2,876,699
                                       0.06%   Aerospace & Defense
                                              Equipment
     2,300                                     Goodrich Corp
                          2,300                                          92,667                     92,667
                 -                                                                    -
     1,000                                     United Technologies
                 -        1,000               Corp                       63,420       -             63,420

                                                                         156,087      -             156,087
                                       0.84%   Agricultural Chemicals
                           28,600              Monsanto Co
     -         28,600                                                    -            2,407,834     2,407,834

                                       0.08%   Agricultural Operations
     5,100                                     Archer-Daniels-Midland
                 -        5,100               Co                         210,528      -             210,528

                                       1.73%   Airlines
                          306,000              Southwest Airlines Co
         -    306,000                                                    -            5,009,220     5,009,220

                                       0.01%   Apparel Manufacturers
       300                                     Columbia Sportswear Co
                 -         300                (a)                        13,578       -             13,578
       500                                     Liz Claiborne Inc
                 -         500                                           18,530       -             18,530

                                                                         32,108       -             32,108
                                       0.03%   Appliances
     1,200                                     Whirlpool Corp (b)
                 -        1,200                                          99,180       -             99,180

                                       3.22%   Applications Software
     3,200                                     Citrix Systems Inc (a)
                 -        3,200                                          128,448      -             128,448
     1,700                321,900              Microsoft Corp
              320,200                                                    39,610       7,460,660     7,500,270
       400                 75,000              Red Hat Inc (a)(b)
               74,600                                                    9,360        1,745,640     1,755,000

                                                                         177,418      9,206,300     9,383,718
                                       1.18%   Audio & Video Products
       500                 40,300              Harman International
               39,800                         Industries Inc             42,685       3,397,726     3,440,411

                                       0.03%   Auto - Medium & Heavy
                                              Duty Trucks
       900                                     Paccar Inc
                 -         900                                           74,142       -             74,142

                                       0.04%   Auto/Truck Parts &
                                              Equipment - Original
     1,500                                     Johnson Controls Inc
                 -        1,500                                          123,330      -             123,330

                                       0.01%   Batteries & Battery
                                              Systems
       400                                     Energizer Holdings Inc
                  -        400                (a)                        23,428       -             23,428

                                       0.18%   Beverages -
                                              Non-alcoholic
   11,500                  11,500              Coca-Cola Co/The
                 -                                                       494,730      -             494,730
       500                                     Pepsi Bottling Group
                 -         500                Inc                        16,075       -             16,075

                                                                         510,805      -             510,805
                                       0.01%   Beverages - Wine &
                                              Spirits
       300                                     Brown-Forman Corp
                 -         300                                           21,435       -             21,435

                                       0.02%   Brewery
     1,400                                     Anheuser-Busch Cos Inc
                 -        1,400                                          63,826       -             63,826

                                       0.02%   Building - Mobile Home
                                              & Manufactured Housing
     1,300                                     Thor Industries Inc (b)
                 -        1,300                                          62,985       -             62,985

                                       0.06%   Building - Residential
                                              & Commercial
       800                                     Centex Corp (b)
                 -         800                                           40,240       -             40,240
     1,000                                     Lennar Corp
                 -        1,000                                          44,370       -             44,370
       100                                     NVR Inc (a)(b)
                 -         100                                           49,125       -             49,125
       700                                     Ryland Group Inc
                 -         700                                           30,499       -             30,499

                                                                         164,234      -             164,234
                                       0.02%   Building Products - Air
                                              & Heating
     1,500                                     American Standard Cos
                 -        1,500               Inc                        64,905       -             64,905

                                       0.04%   Building Products -
                                              Cement & Aggregate
     1,300                                     Martin Marietta
                 -        1,300               Materials Inc              118,495                    118,495
                                                                                      -

                                       0.02%   Building Products -
                                              Wood
     1,600                                     Masco Corp
                 -        1,600                                          47,424       -             47,424

                                       0.64%   Cable TV
                           60,100              EchoStar Communications
         -     60,100                         Corp (a)                   -            1,851,681     1,851,681

                                       1.02%   Casino Hotels
                           40,500              Wynn Resorts Ltd (a)(b)
         -     40,500                                                    -            2,968,650     2,968,650

                                       1.57%   Casino Services
     3,900                120,200              International Game
              116,300                         Technology                 147,966      4,412,422     4,560,388

                                       0.01%   Commercial Services
       700                                     Weight Watchers
                 -         700                International Inc          28,623       -             28,623

                                       0.17%   Commercial Services -
                                              Finance
     1,200                                     Equifax Inc
                 -        1,200                                          41,208       -             41,208
     6,000                                     Moody's Corp
                 -        6,000                                          326,760      -             326,760
     3,600                                     Paychex Inc
                 -        3,600                                          140,328      -             140,328

                                                                         508,296      -             508,296
                                       0.07%   Computer Services
     1,200                                     Affiliated Computer
                 -        1,200               Services Inc (a)(b)        61,932       -             61,932
     2,100                                     Ceridian Corp (a)
                 -        2,100                                          51,324       -             51,324
       300                                     Computer Sciences Corp
                 -         300                (a)                        14,532                     14,532
                                                                                      -
     1,200                                     DST Systems Inc (a)(b)
                 -        1,200                                          71,400       -             71,400

                                                                         199,188      -             199,188
                                       1.16%   Computers
                           37,600              Apple Computer Inc (a)
         -     37,600                                                    -            2,147,712     2,147,712
   14,100                  14,100              Dell Inc (a)
                 -                                                       344,181      -             344,181
   22,400                  22,400              Hewlett-Packard Co
                 -                                                       709,632      -             709,632
     2,400                                     International Business
                 -        2,400               Machines Corp              184,368      -             184,368

                                                                         1,238,181    2,147,712     3,385,893
                                       0.79%   Computers - Memory
                                              Devices
                          208,200              EMC Corp/Massachusetts
         -    208,200                         (a)                        -            2,283,954     2,283,954
       500                                     Network Appliance Inc
                 -         500                (a)                        17,650       -             17,650

                                                                         17,650       2,283,954     2,301,604
                                       0.02%   Computers - Peripheral
                                              Equipment
     1,200                                     Lexmark International
                 -        1,200               Inc (a)                    66,996            -        66,996

                                       1.42%   Consulting Services
                          145,600              Accenture Ltd
         -    145,600                                                    -            4,123,392     4,123,392

                                       0.03%   Cosmetics & Toiletries
     1,600                                     Colgate-Palmolive Co
                 -        1,600                                          95,840       -             95,840

                                       3.05%   Data Processing &
                                              Management
                           97,600              Automatic Data
         -     97,600                         Processing Inc             -            4,426,160     4,426,160
     1,700                                     Fair Isaac Corp
                 -        1,700                                          61,727       -             61,727
     3,700                                     First Data Corp
                 -        3,700                                          166,648      -             166,648
       800                                     Fiserv Inc (a)
                 -         800                                           36,288       -             36,288
     1,300                                     Global Payments Inc
                 -        1,300                                          63,115       -             63,115
     1,200                                     MoneyGram International
                 -        1,200               Inc                        40,740       -             40,740
                           91,200              NAVTEQ Corp (a)(b)
     -         91,200                                                    -            4,074,816     4,074,816
     1,000                                     Total System Services
                 -        1,000               Inc (b)                    19,250       -             19,250

                                                                         387,768      8,500,976     8,888,744
                                       0.08%   Distribution &
                                              Wholesale
       900                                     CDW Corp (b)
                           900                                           49,185                     49,185
                 -                                                                    -
     2,800                                     Fastenal Co (b)
                 -        2,800                                          112,812      -             112,812
       700                                     WESCO International Inc
                 -         700                (a)                        48,300       -             48,300
       200                                     WW Grainger Inc (b)
                 -         200                                           15,046       -             15,046

                                                                         225,343      -             225,343
                                       6.72%   Diversified
                                              Manufacturing Operations
       300                                     Crane Co
                 -         300                                           12,480       -             12,480
     2,200                 97,900              Danaher Corp
               95,700                                                    141,504      6,155,424     6,296,928
     5,000                393,100              General Electric Co
              388,100                                                    164,800      12,791,776    12,956,576
     3,500                                     Illinois Tool Works
                 -        3,500               Inc                        166,250      -             166,250
     1,800                                     ITT Industries Inc
                 -        1,800                                          89,100       -             89,100
       600                                     Parker Hannifin Corp
                 -         600                                           46,560       -             46,560

                                                                         620,694      18,947,200    19,567,894
                                       1.45%   E-Commerce - Products
                          109,200              Amazon.Com Inc (a)(b)
     -        109,200                                                    -            4,223,856     4,223,856

                                       0.52%   E-Commerce - Services
                           52,000              eBay Inc (a)
     -         52,000                                                    -            1,523,080     1,523,080

                                       0.13%   Electric Products -
                                              Miscellaneous
     4,500                                     Emerson Electric Co
                          4,500                                          377,145                    377,145
                 -                                                                    -

                                       0.00%   Electronic Components -
                                              Miscellaneous
       200                                     Jabil Circuit Inc
                 -         200                                           5,120        -             5,120

                                       4.22%   Electronic Components -
                                              Semiconductors
     7,700                                     Broadcom Corp (a)
                 -        7,700                                          231,385      -             231,385
   12,800                 176,500              Intel Corp
              163,700                                                    242,560      3,102,115     3,344,675
     1,600                                     Intersil Corp
                 -        1,600                                          37,200       -             37,200
     2,800                                     Microchip Technology
                 -        2,800               Inc                        93,940       -             93,940
     2,800                                     Micron Technology Inc
                 -        2,800               (a)(b)                     42,168       -             42,168
     5,400                                     National Semiconductor
                 -        5,400               Corp                       128,790      -             128,790
     5,100                                     Nvidia Corp (a)
                 -        5,100                                          108,579      -             108,579
   13,600                 111,800              Texas Instruments Inc
               98,200                                                    411,944      2,974,478     3,386,422
                          216,400              Xilinx Inc (b)
     -        216,400                                                    -            4,901,460     4,901,460

                                                                         1,296,566    10,978,053    12,274,619
                                       0.12%   Electronic Measurement
                                              Instruments
   10,300                  10,300              Agilent Technologies
                 -                            Inc (a)                    325,068      -             325,068
       400                                     Tektronix Inc
                 -         400                                           11,768        -            11,768

                                                                         336,836      -             336,836
                                       0.72%   Electronic Forms
                           69,000              Adobe Systems Inc (a)
     -         69,000                                                    -            2,094,840     2,094,840

                                       1.11%   Electronic Measurement
                                              Instruments
                           30,600              Garmin Ltd (b)
     -         30,600                                                    -            3,226,464     3,226,464

                                       0.01%   Electronic Parts
                                              Distribution
       800                                     Avnet Inc (a)
                 -         800                                           16,016       -             16,016

                                       0.02%   Engineering - Research
                                              & Development Services
       700                                     Fluor Corp
                 -         700                                           65,051       -             65,051

                                       0.03%   Engines - Internal
                                              Combustion
       800                                     Cummins Inc
                 -         800                                           97,800       -             97,800

                                       1.12%   Enterprise Software &
                                              Services
     8,700                                     BEA Systems Inc (a)
                 -        8,700                                          113,883      -             113,883
     4,100                                     BMC Software Inc (a)(b)
                 -        4,100                                          97,990       -             97,990
                          211,100              Oracle Corp (a)
     -        211,100                                                    -            3,058,839     3,058,839

                                                                         211,873      3,058,839     3,270,712
                                       2.29%   Fiduciary Banks
     3,600                                     Mellon Financial Corp
                 -        3,600                                          123,948      -             123,948
     2,700                112,700              State Street Corp
              110,000                                                    156,843      6,389,900     6,546,743

                                                                         280,791      6,389,900     6,670,691
                                       1.94%   Finance - Consumer
                                              Loans
                          106,900              SLM Corp
     -        106,900                                                    -            5,657,148     5,657,148

                                       2.57%   Finance - Investment
                                              Banker & Broker
       700                                     Bear Stearns Cos
                 -         700                Inc/The                    98,056       -             98,056
   20,100                  20,100              Charles Schwab
                 -                            Corp/The                   321,198      -             321,198
     8,500                118,400              E*Trade Financial Corp
              109,900                         (a)                        193,970      2,507,918     2,701,888
     3,500                                     Goldman Sachs Group
                          3,500               Inc                        526,505                    526,505
                 -                                                                    -
       800                                     Investment Technology
                 -         800                Group Inc (a)              40,688       -             40,688
       500                                     Jefferies Group Inc
                 -         500                                           14,815       -             14,815
     7,600                                     JPMorgan Chase & Co
                 -        7,600                                          319,200      -             319,200
     3,300                                     Lehman Brothers
                 -        3,300               Holdings Inc               214,995      -             214,995
     4,500                                     Merrill Lynch & Co Inc
                 -        4,500                                          313,020      -             313,020
                           44,800              Morgan Stanley
     -         44,800                                                    -            2,831,808     2,831,808
       400                                     Raymond James Financial
                 -         400                Inc                        12,108       -             12,108
     6,500                                     TD Ameritrade Holding
                 -        6,500               Corp                       96,265       -             96,265

                                                                         2,150,820    5,339,726     7,490,546
                                       0.04%   Finance - Mortgage
                                              Loan/Banker
     2,400                                     Fannie Mae
                 -        2,400                                          115,440      -             115,440

                                       0.03%   Finance - Other
                                              Services
       200                                     Chicago Mercantile
                 -         200                Exchange Holdings Inc      98,230       -             98,230

                                       0.06%   Financial Guarantee
                                              Insurance
       600                                     AMBAC Financial Group
                 -         600                Inc                        48,660       -             48,660
       700                                     MBIA Inc
                 -         700                                           40,985       -             40,985
     1,400                                     PMI Group Inc/The
                 -        1,400                                          62,412       -             62,412
       300                                     Radian Group Inc
                 -         300                                           18,534       -             18,534

                                                                         170,591      -             170,591
                                       0.02%   Food - Dairy Products
     1,200                                     Dean Foods Co (a)
                 -        1,200                                          44,628       -             44,628

                                       0.02%   Food -
                                              Miscellaneous/Diversified
       400                                     HJ Heinz Co
                 -         400                                           16,488       -             16,488
     2,900                                     Sara Lee Corp
                 -        2,900                                          46,458       -             46,458

                                                                         62,946       -             62,946
                                       0.10%   Food - Retail
   12,400                  12,400              Kroger Co/The (b)
                 -                                                       271,064      -             271,064
       300                                     Weis Markets Inc (b)
                 -         300                                           12,360       -             12,360

                                                                         283,424      -             283,424
                                       1.41%   Food - Wholesale &
                                              Distribution
     2,200                                     Supervalu Inc (b)
                 -        2,200                                          67,540       -             67,540
     2,000                131,900              Sysco Corp
              129,900                                                    61,120       3,969,744     4,030,864

                                                                         128,660      3,969,744     4,098,404
                                       0.00%   Footwear & Related
                                              Apparel
       400                                     Timberland Co (a)
                 -         400                                           10,440       -             10,440

                                       0.09%   Health Care Cost
                                              Containment
     5,400                                     McKesson Corp
                 -        5,400                                          255,312      -             255,312

                                       0.02%   Home Decoration
                                              Products
     2,400                                     Newell Rubbermaid Inc
                 -        2,400                                          61,992       -             61,992

                                       0.07%   Human Resources
       700                                     Manpower Inc
                 -         700                                           45,220       -             45,220
     1,500                                     Monster Worldwide Inc
                 -        1,500               (a)                        63,990       -             63,990
     2,500                                     Robert Half
                 -        2,500               International Inc          105,000      -             105,000

                                                                         214,210                    214,210
                                                                                      -
                                       0.05%   Industrial Automation &
                                              Robots
     2,100                                     Rockwell Automation
                 -        2,100               Inc                        151,221      -             151,221

                                       0.04%   Instruments -
                                              Scientific
     3,900                                     Applera Corp - Applied
                 -        3,900               Biosystems Group           126,165      -             126,165

                                       0.06%   Insurance Brokers
     4,200                                     AON Corp
                 -        4,200                                          146,244      -             146,244
     1,300                                     Brown & Brown Inc (b)
                 -        1,300                                          37,986                     37,986
                                                                                      -

                                                                         184,230      -             184,230
                                       2.55%   Investment Management &
                                              Advisory Services
     2,300                                     Federated Investors
                 -        2,300               Inc                        72,450       -             72,450
       400                 40,200              Franklin Resources Inc
               39,800                                                    34,724       3,455,038     3,489,762
                           38,800              Legg Mason Inc
     -         38,800                                                    -            3,861,376     3,861,376

                                                                         107,174      7,316,414     7,423,588
                                       0.16%   Life & Health Insurance
     8,200                                     Aflac Inc
                          8,200                                          380,070                    380,070
                 -                                                                    -
       700                                     Lincoln National Corp
                 -         700                                           39,508       -             39,508
       300                                     Prudential Financial
                 -         300                Inc                        23,310       -             23,310
       200                                     Torchmark Corp
                 -         200                                           12,144       -             12,144

                                                                         455,032      -             455,032
                                       0.21%   Machinery -
                                              Construction & Mining
     6,800                                     Caterpillar Inc
                 -        6,800                                          506,464      -             506,464
     1,200                                     Terex Corp (a)(b)
                 -        1,200                                          118,440      -             118,440

                                                                         624,904          -         624,904
                                       0.02%   Machinery - Pumps
       900                                     Flowserve Corp (a)
                 -         900                                           51,210       -             51,210

                                       0.01%   Machinery Tools &
                                              Related Products
       500                                     Lincoln Electric
                 -         500                Holdings Inc               31,325       -             31,325

                                       2.96%   Medical -
                                              Biomedical/Gene
     3,300                 52,400              Amgen Inc (a)
               49,100                                                    215,259      3,202,793     3,418,052
     1,000                                     Biogen Idec Inc (a)
                 -        1,000                                          46,330       -             46,330
     2,100                                     Celgene Corp (a)(b)
                 -        2,100                                          99,603       -             99,603
   10,300                  61,000              Genentech Inc (a)(b)
               50,700                                                    842,540      4,147,260     4,989,800
       800                                     Millipore Corp (a)(b)
                 -         800                                           50,392       -             50,392

                                                                         1,254,124    7,350,053     8,604,177
                                       3.11%   Medical - Drugs
     2,800                                     Abbott Laboratories
                 -        2,800                                          122,108      -             122,108
     3,100                                     Allergan Inc
                 -        3,100                                          332,506                    332,506
                                                                                      -
     6,100                                     Bristol-Myers Squibb
                 -        6,100               Co                         157,746      -             157,746
                           32,600              Cephalon Inc (a)(b)
     -         32,600                                                    -            1,959,260     1,959,260
     1,800                                     Endo Pharmaceuticals
                 -        1,800               Holdings Inc (a)           59,364       -             59,364
   11,000                  11,000              Forest Laboratories Inc
                 -                            (a)                        425,590      -             425,590
     2,400                                     King Pharmaceuticals
                 -        2,400               Inc (a)                    40,800         -           40,800
   36,100                  36,100              Merck & Co Inc
                 -                                                       1,315,123    -             1,315,123
   43,900                  43,900              Pfizer Inc
                 -                                                       1,030,333        -         1,030,333
                           60,600              Sepracor Inc (a)(b)
     -         60,600                                                    -            3,462,684     3,462,684
     3,400                                     Wyeth
                 -        3,400                                          150,994            -       150,994

                                                                         3,634,564    5,421,944     9,056,508
                                       0.03%   Medical - Generic
                                              Drugs
     2,100                                     Barr Pharmaceuticals
                 -        2,100               Inc (a)                    100,149      -             100,149

                                       3.43%   Medical - HMO
       300                                     Aetna Inc
                 -         300                                           11,979       -             11,979
       600                                     Coventry Health Care
                 -         600                Inc (a)                    32,964       -             32,964
     3,800                                     Health Net Inc (a)
                 -        3,800                                          171,646      -             171,646
     1,300                 60,100              Humana Inc (a)
               58,800                                                    69,810       3,157,560     3,227,370
   19,000                 145,700              UnitedHealth Group Inc
              126,700                                                    850,820      5,673,626     6,524,446

                                                                         1,137,219    8,831,186     9,968,405
                                       0.02%   Medical - Hospitals
       800                                     HCA Inc (b)
                 -         800                                           34,520       -             34,520
     1,700                                     Health Management
                 -        1,700               Associates Inc             33,507       -             33,507

                                                                         68,027       -             68,027
                                       0.04%   Medical - Outpatient &
                                              Home Medical Care
     3,000                                     Lincare Holdings Inc
                 -        3,000               (a)                        113,520      -             113,520

                                       0.12%   Medical - Wholesale
                                              Drug Distribution
     3,000                                     AmerisourceBergen Corp
                 -        3,000                                          125,760      -             125,760
     3,400                                     Cardinal Health Inc
                 -        3,400                                          218,722      -             218,722

                                                                         344,482      -             344,482
                                       0.02%   Medical Information
                                              Systems
     1,600                                     Cerner Corp (a)(b)
                          1,600                                          59,376       -             59,376
                 -

                                       2.67%   Medical Instruments
     2,000                110,100              Medtronic Inc
              108,100                                                    93,840       5,072,052     5,165,892
                           79,100              St Jude Medical Inc (a)
     -         79,100                                                    -            2,564,422     2,564,422
       600                                     Techne Corp (a)(b)
                 -         600                                           30,552       -             30,552

                                                                         124,392      7,636,474     7,760,866
                                       0.04%   Medical Laboratory &
                                              Testing Service
     1,700                                     Quest Diagnostics Inc
                 -        1,700                                          101,864      -             101,864

                                       0.25%   Medical Products
     1,500                                     Baxter International
                 -        1,500               Inc                        55,140       -             55,140
       900                                     Henry Schein Inc (a)
                 -         900                                           42,057       -             42,057
     6,200                                     Johnson & Johnson
                 -        6,200                                          371,504      -             371,504
     1,100                                     Mentor Corp
                 -        1,100                                          47,850       -             47,850
     1,300                                     Stryker Corp
                 -        1,300                                          54,743       -             54,743
     3,200                                     Varian Medical Systems
                 -        3,200               Inc (a)                    151,520      -             151,520

                                                                         722,814      -             722,814
                                       0.03%   Motorcycle/Motor
                                              Scooter
     1,600                                     Harley-Davidson Inc
                 -        1,600                                          87,824       -             87,824

                                       0.36%   Multi-line Insurance
   15,300                  15,300              American International
                 -                            Group Inc                  903,465      -             903,465
     4,100                                     Loews Corp
                 -        4,100                                          145,345      -             145,345

                                                                         1,048,810    -             1,048,810
                                       1.08%   Multimedia
                           87,400              Viacom Inc (a)
     -         87,400                                                    -            3,132,416     3,132,416

                                       1.90%   Networking Products
                          346,200              Juniper Networks Inc
     -        346,200                         (a)                        -            5,535,738     5,535,738

                                       0.02%   Non-hazardous Waste
                                              Disposal
     1,100                                     Allied Waste Industries
                 -        1,100               Inc (a)                    12,496       -             12,496
     1,500                                     Waste Management Inc
                 -        1,500                                          53,820       -             53,820

                                                                         66,316       -             66,316
                                       0.02%   Office Automation &
                                              Equipment
     1,100                                     Pitney Bowes Inc
                 -        1,100                                          45,430       -             45,430

                                       0.01%   Office Furnishings -
                                              Original
       500                                     Herman Miller Inc
                 -         500                                           12,885       -             12,885
       600                                     HNI Corp
                 -         600                                           27,210       -             27,210

                                                                         40,095       -             40,095
                                       0.19%   Oil - Field Services
     4,600                                     Baker Hughes Inc
                 -        4,600                                          376,510                    376,510
                                                                                      -
     4,900                                     BJ Services Co
                 -        4,900                                          182,574      -             182,574

                                                                         559,084      -             559,084
                                       0.04%   Oil Company -
                                              Exploration &
                                              Production
     2,600                                     Anadarko Petroleum
                 -        2,600               Corp                       123,994      -             123,994

                                       0.41%   Oil Company -
                                              Integrated
     2,497                                     ConocoPhillips
                 -        2,497                                          163,628      -             163,628
   10,300                  10,300              Exxon Mobil Corp
                 -                                                       631,905                    631,905
                                                                                      -
     1,800                                     Hess Corp (b)
                 -        1,800                                          95,130       -             95,130
     2,000                                     Marathon Oil Corp
                 -        2,000                                          166,600      -             166,600
     1,200                                     Occidental Petroleum
                 -        1,200               Corp                       123,060      -             123,060

                                                                         1,180,323                  1,180,323
                                                                                      -
                                       0.03%   Oil Field Machinery &
                                              Equipment
       800                                     Cameron International
                 -         800                Corp (a)                   38,216       -             38,216
       600                                     FMC Technologies Inc
                 -         600                (a)                        40,476       -             40,476

                                                                         78,692       -             78,692
                                       0.92%   Oil - Field Services
                           41,100              Schlumberger Ltd
     -         41,100                                                    -            2,676,021     2,676,021

                                       0.99%   Oil & Gas Drilling
                           35,800              Transocean Inc (a)
     -         35,800                                                    -            2,875,456     2,875,456

                                       0.05%   Oil Refining &
                                              Marketing
     2,100                                     Sunoco Inc
                 -        2,100                                          145,509                    145,509
                                                                                      -

                                       2.60%   Pharmacy Services
     2,900                 97,000              Caremark Rx Inc
               94,100                                                    144,623      4,692,767     4,837,390
     7,200                                     Express Scripts Inc (a)
                 -        7,200                                          516,528      -             516,528
                           37,300              Medco Health Solutions
     -         37,300                         Inc (a)                    -            2,136,544     2,136,544
     1,500                                     Omnicare Inc (b)
                 -        1,500                                          71,130       -             71,130

                                                                         732,281      6,829,311     7,561,592
                                       0.25%   Property & Casualty
                                              Insurance
       900                                     21st Century Insurance
                 -         900                Group                      12,960       -             12,960
     1,600                                     Chubb Corp
                 -        1,600                                          79,840       -             79,840
   12,900                  12,900              Progressive Corp/The
                 -                                                       331,659      -             331,659
     4,800                                     St Paul Travelers Cos
                 -        4,800               Inc/The                    213,984      -             213,984
     2,900                                     WR Berkley Corp
                 -        2,900                                          98,977       -             98,977

                                                                         737,420      -             737,420
                                       0.01%   Rental - Auto &
                                              Equipment
     1,200                                     Rent-A-Center Inc (a)
                 -        1,200                                          29,832       -             29,832

                                       0.02%   Research & Development
     1,500                                     Pharmaceutical Product
                 -        1,500               Development Inc            52,680       -             52,680

                                       0.02%   Respiratory Products
     1,800                                     Respironics Inc (a)
                 -        1,800                                          61,596       -             61,596

                                       0.14%   Retail - Apparel & Shoe
       400                                     Abercrombie & Fitch Co
                 -         400                                           22,172       -             22,172
     1,100                                     AnnTaylor Stores Corp
                 -        1,100               (a)                        47,718                 -   47,718
     4,200                                     Chico's FAS Inc (a)(b)
                 -        4,200                                          113,316      -             113,316
     3,200                                     Claire's Stores Inc
                 -        3,200                                          81,632       -             81,632
     1,000                                     Men's Wearhouse Inc (b)
                 -        1,000                                          30,300       -             30,300
     2,900                                     Nordstrom Inc
                 -        2,900                                          105,850      -             105,850

                                                                         400,988      -             400,988
                                       0.09%   Retail - Auto Parts
     2,950                                     Advance Auto Parts Inc
                 -        2,950                                          85,255       -             85,255
     1,100                                     Autozone Inc (a)
                 -        1,100                                          97,020       -             97,020
     3,000                                     O'Reilly Automotive Inc
                 -        3,000               (a)(b)                     93,570       -             93,570

                                                                         275,845      -             275,845
                                       0.04%   Retail - Automobile
     5,100                                     Autonation Inc (a)(b)
                 -        5,100                                          109,344      -             109,344

                                       0.05%   Retail - Bedding
     4,800                                     Bed Bath & Beyond Inc
                   -      4,800               (a)                        159,216      -             159,216

                                       0.84%   Retail - Building
                                              Products
   40,600                  40,600              Home Depot Inc
                 -                                                       1,453,074    -             1,453,074
   16,400                  16,400              Lowe's Cos Inc
                 -                                                       994,988      -             994,988

                                                                         2,448,062     -            2,448,062
                                       0.09%   Retail - Consumer
                                              Electronics
     3,300                                     Best Buy Co Inc
                 -        3,300                                          180,972      -             180,972
     2,900                                     Circuit City Stores
                 -        2,900               Inc                        78,938       -             78,938

                                                                         259,910      -             259,910
                                       3.25%   Retail - Discount
     1,000                                     BJ's Wholesale Club Inc
                 -        1,000               (a)                        28,350       -             28,350
     3,100                                     Costco Wholesale Corp
                 -        3,100                                          177,103      -             177,103
     4,100                                     Dollar General Corp
                 -        4,100                                          57,318       -             57,318
     1,800                                     Dollar Tree Stores Inc
                 -        1,800               (a)                        47,700       -             47,700
       600                                     Family Dollar Stores
                 -         600                Inc                        14,658       -             14,658
                           51,800              Target Corp
     -         51,800                                                    -            2,531,466     2,531,466
     3,000                                     TJX Cos Inc
                 -        3,000                                          68,580       -             68,580
   16,600                 135,700              Wal-Mart Stores Inc
              119,100                                                    799,622      5,737,047     6,536,669

                                                                         1,193,331    8,268,513     9,461,844
                                       2.10%   Retail - Drug Store
   10,500                 136,200              Walgreen Co (b)
              125,700                                                    470,820      5,636,388     6,107,208

                                       0.03%   Retail - Jewelry
     2,900                                     Tiffany & Co
                 -        2,900                                          95,758       -             95,758

                                       0.16%   Retail - Office
                                              Supplies
     8,400                                     Office Depot Inc (a)
                 -        8,400                                          319,200      -             319,200
     6,600                                     Staples Inc
                 -        6,600                                          160,512      -             160,512

                                                                         479,712      -             479,712
                                       2.09%   Retail - Regional
                                              Department Store
                          103,100              Kohl's Corp (a)(b)
     -        103,100                                                    -            6,095,272     6,095,272

                                       0.28%   Retail - Restaurants
     1,800                                     Applebees International
                 -        1,800               Inc                        34,596       -             34,596
     1,300                                     Brinker International
                 -        1,300               Inc                        47,190       -             47,190
     1,600                                     Darden Restaurants Inc
                 -        1,600                                          63,040       -             63,040
       850                                     Sonic Corp (a)(b)
                 -         850                                           17,672       -             17,672
   15,600                  15,600              Starbucks Corp (a)
                 -                                                       589,056      -             589,056
     1,200                                     Wendy's International
                 -        1,200               Inc                        69,948                     69,948
                                                                                      -

                                                                         821,502      -             821,502
                                       0.01%   Savings & Loans -
                                              Thrifts
       400                                     Golden West Financial
                 -         400                Corp                       29,680       -             29,680

                                       0.02%   Schools
       800                                     ITT Educational
                 -         800                Services Inc (a)           52,648                     52,648
                                                                                      -

                                       5.29%   Semiconductor Component
                                              - Integrated Circuits
                          177,300              Analog Devices Inc
         -    177,300                                                    -            5,698,422     5,698,422
                           94,800              Marvell Technology
         -     94,800                         Group Ltd (a)              -            4,202,484     4,202,484
                          170,800              Maxim Integrated
         -    170,800                         Products Inc               -            5,484,388     5,484,388

                                                                         -            15,385,294    15,385,294
                                       1.56%   Semiconductor Equipment
     5,700                277,800              Applied Materials Inc
              272,100                         (b)                        92,796       4,429,788     4,522,584
       300                                     Lam Research Corp (a)
                 -         300                                           13,986       -             13,986

                                                                         106,782      4,429,788     4,536,570
                                       0.13%   Steel - Producers
     5,300                                     Nucor Corp
                 -        5,300                                          287,525      -             287,525
     1,100                                     Reliance Steel &
                 -        1,100               Aluminum Co                91,245       -             91,245

                                                                         378,770      -             378,770
                                       0.05%   Telecommunication
                                              Equipment
     2,300                                     Adtran Inc
                   -      2,300                                          51,589       -             51,589
     1,400                                     Harris Corp
                 -        1,400                                          58,114       -             58,114
     2,400                                     Tellabs Inc (a)
                 -        2,400                                          31,944       -             31,944

                                                                         141,647      -             141,647
                                       1.41%   Telecommunication
                                              Equipment - Fiber
                                              Optics
   19,000                 169,400              Corning Inc (a)
              150,400                                                    459,610      3,638,176     4,097,786

                                       0.06%   Telephone - Integrated
     5,100                                     BellSouth Corp
                          5,100                                          184,620                    184,620
                 -                                                                    -
       400                                     CenturyTel Inc (b)
                 -         400                                           14,860       -             14,860
     6,100                                     Qwest Communications
                 -        6,100               International Inc (a)(b)   49,349       -             49,349

                                                                         248,829      -             248,829
                                       0.01%   Television
       800                                     Univision
                 -         800                Communications Inc (a)     26,800       -             26,800

                                       0.02%   Textile - Home
                                              Furnishings
       800                                     Mohawk Industries Inc
                 -         800                (a)(b)                     56,280       -             56,280

                                       1.32%   Therapeutics
     1,400                 64,900              Gilead Sciences Inc (a)
               63,500                                                    82,824       3,756,660     3,839,484

                                       0.14%   Tobacco
     5,200                                     Altria Group Inc
                 -        5,200                                          381,836      -             381,836
       600                                     UST Inc
                 -         600                                           27,114       -             27,114

                                                                         408,950      -             408,950
                                       0.18%   Transport - Rail
     4,000                                     Burlington Northern
                 -        4,000               Santa Fe Corp              317,000      -             317,000
     2,300                                     Norfolk Southern Corp
                 -        2,300                                          122,406      -             122,406
     1,000                                     Union Pacific Corp
                 -        1,000                                          92,960       -             92,960

                                                                         532,366                    532,366
                                                                                      -
                                       0.40%   Transport - Services
     5,100                                     CH Robinson Worldwide
                 -        5,100               Inc                        271,830      -             271,830
     5,800                                     Expeditors
                          5,800               International Washington   324,858                    324,858
                 -                            Inc (b)                                 -
     4,700                                     FedEx Corp
                 -        4,700                                          549,242      -             549,242
       500                                     Ryder System Inc
                 -         500                                           29,215       -             29,215

                                                                         1,175,145    -             1,175,145
                                       0.01%   Transport - Truck
       400                                     Landstar System Inc
                 -         400                                           18,892       -             18,892

                                       4.60%   Web Portals
     1,000                 15,000              Google Inc (a)
               14,000                                                    419,330      5,870,620     6,289,950
                          215,500              Yahoo! Inc (a)(b)
     -        215,500                                                    -            7,111,500     7,111,500

                                                                         419,330      12,982,120    13,401,450
                                       4.18%   Wireless Equipment
                          244,400              American Tower Corp (a)
         -    244,400                                                    -            7,605,728     7,605,728
   27,900                  27,900              Motorola Inc
                 -                                                       562,185      -             562,185
   22,900                  22,900              Qualcomm Inc
                 -                                                       917,603      -             917,603
                           92,900              Telefonaktiebolaget LM
     -         92,900                         Ericsson ADR (b)           -            3,069,416     3,069,416

                                                                         1,479,788    10,675,144    12,154,932
                                               TOTAL COMMON STOCKS
                                                                         $38,877,901  $247,812,997  $286,690,898
  Principal
              Principal Principal
   Amount      Amount     Amount       0.04%   U.S. GOVERNMENT &            Value         Value         Value
                                              GOVERNMENT AGENCY
                                              OBLIGATIONS
                                       0.04%   U.S. Treasury Bill
                                              (0.25%)
   $ 105,000    $ -     $ 105,000               4.585%, 8/24/2006 (c)      $                          $
                                                                         104,282      $             104,282
                                                                                      -
                                               TOTAL U.S. GOVERNMENT &    $                          $
                                              GOVERNMENT AGENCY          104,282      $             104,282
                                              OBLIGATIONS                             -

                                      16.55%   MONEY MARKET FUNDS
 $ 105,000      $ -    $ 105,000              BNY Institutional Cash     $            $             $
                                              Reserve Fund (d)           3,613,000    44,577,000    48,190,000
                                               TOTAL MONEY MARKET         $            $             $
                                              FUNDS                      3,613,000    44,577,000    48,190,000
                                     115.10%   Total Investments
                                                                         $42,595,183  $292,389,997  $334,985,180
                                     -15.10%   Liabilities in Excess
                                              of Other Assets, Net       (1,582,559)  (42,371,037)  (43,953,596)
                                     100.00%   TOTAL NET ASSETS
                                                                         $41,012,624  $250,018,960  $291,031,584


(a)  Non-Income Producing Security
(b)  Security or a portion of the security was on loan at the end of the period.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $104,282 or 0.04% of net assets.
(d)Security was purchased with the cash proceeds from securities loans.

  Unrealized Appreciation
 (Depreciation)
  Unrealized Appreciation    $            $             $
                            1,468,165    28,945,253    30,413,418
  Unrealized Depreciation
                            (2,309,926)  (13,062,952)  (15,372,878)
  Net Unrealized
 Appreciation               (841,761)    15,882,301
 (Depreciation)                                        15,040,540
  Cost for federal income
 tax purposes               43,436,944   276,507,696   319,944,640


 SCHEDULE OF FUTURES CONTRACTS
                                                                                         Current      Unrealized
  Number of    Number    Number                                            Original      Market
                 of         of                                                                      Appreciation/
  Contracts                                    Type                         Value         Value
              Contracts Contracts                                                                   (Depreciation)
                                               Buy:
          4       -        4                   S&P 500; September
                                               2006                          $1,272,595   $1,279,400     $6,805

As of June 30, 2006, all securities held by the Acquired Fund would comply with the investment restrictions of the Acquiring Account.

                     Pro Forma Notes to Financial Statements
                                  June 30, 2006
                                   (unaudited)

1. Description of the Funds

Equity Growth Account is a series of Principal Variable Contracts Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.  Basis of Combination

On September 11, 2006, the Board of Directors of Principal Variable Contracts Fund, Inc., LargeCap Growth Equity Account approved an Agreement and Plan of Reorganization (the "Reorganization") whereby, subject to approval by the shareholders of LargeCap Growth Equity Account, Equity Growth Account will acquire all the assets of LargeCap Growth Equity Account subject to the liabilities of such account, in exchange for a number of shares equal to the pro rata net assets of Equity Growth Account.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at June 30, 2006. The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of LargeCap Growth Equity Account and Equity Growth Account at June 30, 2006. The unaudited pro forma statements of operations reflect the results of operations of LargeCap Growth Equity Account and Equity Growth Account for the twelve months ended June 30, 2006. The statements have been derived from the Accounts' respective books and records utilized in calculating daily net asset value at the dates indicated above for LargeCap Growth Equity Account and Equity Growth Account under U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of Equity Growth Account for pre-combination periods will not be restated.

The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Accounts incorporated by reference in the Statements of Additional Information.

3.  Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.  Security Valuation

LargeCap Growth Equity Account and Equity Growth Account value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the "Manager") under procedures established and periodically reviewed by the Fund's Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Accounts' net asset values are ordinarily not reflected in the Accounts' net asset values. If events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds' net asset values are determined to materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund's Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security's fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.

To the extent the Accounts invest in foreign securities listed on foreign exchanges which trade on days on which the Accounts do not determine net asset values, for example weekends and other customary national U.S. holidays, the Accounts' net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund's Board of Directors as may occasionally be necessary.

Short-term securities are valued at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Accounts.

                     Pro Forma Notes to Financial Statements
                                  June 30, 2006
                                   (unaudited)

5. Futures Contracts

LargeCap Growth Equity Account and Equity Growth Account may enter into futures contracts for both hedging and non-hedging purposes. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Accounts agree to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Accounts as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the Accounts recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Accounts' cost basis in the contract.

6. Capital Shares

The pro forma net asset value per share assumes issuance of shares of Equity Growth Account that would have been issued at June 30, 2006, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net assets of LargeCap Growth Equity Account, as of June 30, 2006, divided by the net asset value per share of the Equity Growth Account as of June 30, 2006. The pro forma number of shares outstanding, by class, for the combined fund can be found on the statement of assets and liabilities.

7. Pro Forma Adjustments

The accompanying pro forma financial statements reflect changes in fund shares as if the Reorganization had taken place on June 30, 2006. The expenses of the LargeCap Growth Equity Account were adjusted assuming the fee structure of the Equity Growth Account was in effect for the twelve months ended June 30, 2006.

8. Distributions

No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

                                     PART C

                                OTHER INFORMATION

Item 15.       Indemnification

         Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

        (i) The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

               1. Was committed in bad faith; or

               2. Was the result of active and deliberate dishonesty; or

       (ii) The corporate representative actually received an improper personal benefit in money, property, or services; or

      (iii) In the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful.

         If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of the Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to
Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of the Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

         The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.


Item 16. Exhibits.

*  Unless otherwise stated, all filing references are to File No. 33-59474

1      (1)    (a)   Amendment and Restatement of the Articles of Incorporation (filed
                    10/24/2000 and  4/27/06)
              (b)   Articles of Amendment (filed 10/5/06 as an exhibit to Form N-14, file no. 333-137812)

                 (1)  Articles Supplementary (filed 2/13/2002)
                 (2)  Articles Supplementary dated 12/15/03 (filed 2/26/2004)
                 (3)  Articles Supplementary dated 6/14/04 (filed 8/27/04)
                 (4)  Certificate of Correction of Articles Supplementary dated 10/7/04 (filed 2/24/05)
                 (5)  Articles Supplementary dated 12/13/04 (filed 4/29/05)
                 (6)  Articles Supplementary  (filed 10/5/06 as an exhibit to Form N-14, file no. 333-137812)

2                   By-laws (filed 12/31/03)

3                   Not Applicable

4                   Form of Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus).
                    Included in Exhibits 1 and 2 hereto.

6                (1)  Management Agreement (filed 10/23/97)
                 (2)  First Amendment to Management Agreement (filed 2/12/98)
                 (3)  Second Amendment to Management Agreement (filed 10/24/00)
                 (4)  Third Amendment to Management Agreement (filed 10/24/00)
                 (5)  Fourth Amendment to Management Agreement (filed 12/31/03)
                 (6)  Amended &Restated Management Agreement (filed 12/31/03)
                 (7)  Amended &Restated Management Agreement dated 3/11/04 (filed 6/15/2004)
                 (8)  Amended &Restated Management Agreement dated 6/14/04 (filed 8/27/04)
                 (9)  Amended &Restated Management Agreement dated 12/13/04 (filed 2/24/05)
                 (10)  Amended &Restated Management Agreement dated 9/30/05 (filed 4/27/06)
                 (10)(a)  Form of Amended &Restated Investment Management Agreement (filed 10/5/06 as an exhibit to Form N-14, file no. 333-137812)
                 (11)  Investment Service Agreement (filed 10/23/97)
                 (12)  Amended &Restated Investment Service Agreement dated 4/1/04 (filed 6/15/2004)
                 (13)  Sub-Advisory Agreement - Invista (filed 10/23/97)
                 (14)  First Amendment to Sub-Advisory Agreement. (filed 2/12/98)
                 (15)  Second Amendment to Sub-Advisory Agreement. (filed 10/24/00)
                 (16)  Third Amendment to Sub-Advisory Agreement. (filed 10/24/00)
                 (17)  Sub-Advisory Agreement - Morgan Stanley Asset Mgmt. (filed 10/23/97)
                 (18)  Sub-Advisory Agreement - Berger Assoc. (filed 4/13/98)
                 (19)  Sub-Advisory Agreement - Dreyfus Corp. (filed 4/13/98)
                 (20)  Sub-Advisory Agreement - Goldman Sachs (filed 4/13/98)
                 (21)  Sub-Advisory Agreement - JP Morgan (filed 4/13/98)
                 (22)  Sub-Advisory Agreement - Neuberger Berman (filed 4/21/99)
                 (23)  Sub-Advisory Agreement - Janus Capital (filed 4/21/99)
                 (24)  Sub-Advisory Agreement - Duncan-Hurst (filed 10/24/00)
                 (25)  Sub-Advisory Agreement - Turner (filed 10/24/00)
                 (26)  Sub-Advisory Agreement - Bernstein (filed 04/29/02)
                 (27)  Sub-Advisory Agreement - Federated (filed 04/29/02)
                 (28)  6th Amendment. to Sub-Adv. Agreement w/Invista (filed 04/29/02)
                 (29)  2nd Amendment. to Sub-Adv. Agreement w/PCII (filed 04/29/02)
                 (30)  Sub-Advisory Agreement - Putnam (filed 02/13/03)
                 (31)  Amended &Restated Sub-Adv. - Federated dated 11/21/03 (filed 2/26/04)
                 (32)  Sub-Advisory Agreement - Neuberger Berman dated 10/31/03 (filed 2/26/04)
                 (33)  Amended &Restated Sub-Adv. - Dreyfus dated 11/25/03 (filed 2/26/04)
                 (34)  Sub-Advisory Agreement - Grantham, Mayo, Van Otterloo dated 4/1/04 (filed 4/29/04)
                 (35)  Sub-Advisory Agreement - T. Rowe Price dated 3/8/04 (filed 6/15/2004)
                 (36)  Amended &Restate Sub-Adv - PGI dated 4/1/04 (filed 6/15/2004)
                 (37)  Sub-Advisory Agreement - UBS dated 9/30/02 (filed 6/15/2004)
                 (38)  Amended &Restated Sub-Advisory Agreement - Bernstein dated 7/1/04 (filed 8/27/04)
                 (39)  Amended &Restated Sub-Advisory Agreement - MSAM dated 6/30/04 (filed 8/27/04)
                 (40)  Amended &Restated Sub-Advisory Agreement - PGI dated 6/30/04(filed 8/27/04)
                 (41)  Amended &Restated Sub-Advisory Agreement - Neuberger Berman dated 6/30/04 (filed 8/27/04)
                 (42)  Amended &Restated Sub-Advisory Agreement - T. Rowe Price dated 8/24/04 (filed 8/27/04)
                 (43)  Sub-Advisory Agreement - American Century dated 8/18/04 (filed 8/27/04)
                 (44)  Amended &Restated Sub-Advisory Agreement - Morgan Stanley dated 11/25/03 (filed 2/24/05)
                 (45)  Amended &Restated Sub-Advisory Agreement - UBS Global Asset dated 7/8/03 (filed 2/24/05)
                 (46)  Amended &Restated Sub-Advisory Agreement - JP Morgan dated 7/2/03 (filed 2/24/05)
                 (47)  Amended &Restated Sub-Advisory Agreement - Neuberger Berman dated 6/25/03 (filed 2/24/05)
                 (48)  Amended &Restated Sub-Advisory Agreement - PGI dated 3/11/03 (filed 2/24/05)
                 (49)  Sub-Advisory Agreement - Emerald dated 9/1/04 (filed 2/24/05)
                 (50)  Amended &Restated Sub-Advisory Agreement - The Dreyfus Group dated 7/1/04 (filed 2/24/05)
                 (51)  Amended &Restated Sub-Advisory Agreement - Morgan Stanley dated 8/23/04 (filed 2/24/05)
                 (52)  Amended &Restated Sub-Advisory Agreement - Mellon Equity dated 12/22/04 (filed 2/24/05)
                 (53)  Amended &Restated Sub-Advisory Agreement - PGI dated 12/13/04 (filed 2/24/05)
                 (54)  Amended &Restated Sub-Advisory Agreement - JP Morgan dated 1/5/05 (filed 2/24/05)
                 (55)  Sub-Advisory Agreement - Columbus Circle Investors dated 1/5/05 (4/29/05)
                 (56)  Amended &Restated Sub-Advisory Agreement -  TRowe Price dated (08/01/2005) (filed 4/27/06)
                 (57)  Amended &Restated Sub-Advisory Agreement - Mellon Equity dated (08/08/2005) (filed 4/27/06)
                 (58)  Amended &Restated Sub-Advisory Agreement - PGI dated (07/01/2005) (filed 4/27/06)
                 (59)  Amended &Restated Sub-Advisory Agreement - PGI (dated 09/12/2005) (filed 4/27/06)
                 (60)  Amended &Restated Sub-Advisory Agreement - PREI dated (07/01/2005) (filed 4/27/06)
                 (61)  Amended &Restated Sub-Advisory Agreement - PREI dated (09/12/2005) (filed 4/27/06)
                 (62)  Sub-Sub-Advisory Agreement - Post dated (07/01/2005) (filed 4/27/06)
                 (63)  Sub-Sub-Advisory Agreement - PREI dated (07/01/2005) (filed 4/27/06)
                 (64)  Sub-Sub-Advisory Agreement - Spectrum dated (07/01/2005) (filed 4/27/06)
                 (65)  Form of Amended &Restated Sub-Advisory Agreement -Janus Capital Management LLC (filed 10/5/06 as an exhibit to Form N-14, file no. 333-137812)
                 (66)  Form of Sub-Advisory Agreement -Salomon Brothers Asset Management (filed 10/5/06 as an exhibit to Form N-14, file no. 333-137812)
                 (67)  Form of Sub-Advisory Agreement -Oppenheimer Funds, Inc. (filed 10/5/06 as an exhibit to Form N-14, file no.
                       333-137812)
                 (68)  Form of Sub-Advisory Agreement -Capital Guardian Trust Company (filed 10/5/06 as an exhibit to Form N-14, file no. 333-137812)
                 (69)  Form of Sub-Advisory Agreement -Delaware Management Company (filed 10/5/06 as an exhibit to Form N-14, file
                       no. 333-137812)
                 (70)  Form of Sub-Advisory Agreement - Oberweiss Asset Management, Inc. (filed 10/5/06 as an exhibit to Form N-14, file no. 333-137812)
                 (71)  Form of Sub-Advisory Agreement - WM Advisors (filed 10/10/06 as an exhibit to Form N-14, file no. 333-137919)

7      (1)      a.   Distribution Agreement (filed 10/24/00)
                b.   Amended & Restated Distribution Agreement dated 6/14/04 (filed 8/27/04)

8                 Not Applicable

9        Custodian Agreement
                a.   Domestic Custodian Agreement (filed 10/23/97)
                c.   Global Custodian Agreement (filed 10/23/97)

10       Rule 12b-1 Plan
           a.  Form of Distribution Plan and Agreement for Class 2 Shares (filed 10/5/06 as an exhibit to Form N-14, file no.
               333-137812)

11       Opinion and Consent of counsel, regarding legality of issuance of shares and other matters -*

12       Forms of Opinions and Consents of counsel on tax matters- To be filed by amendment.

13       Not Applicable

14       Consent of Independent Registered Public Accountants
         (a)         Ernst & Young LLP *

15       Not Applicable

16     (a)    Powers of Attorney.*

17     (a)    Prospectus of Principal Variable Contracts Fund, Inc. dated May 1, 2006  (filed 6/2/06)

       (b)    Statement of Additional Information of Principal Variable Contracts Fund, Inc. dated May 1, 2006 (filed  6/2/06)

       (c)    Statement of Additional Information of Principal Variable Contracts Fund, Inc. dated October __, 2006 (filed 10/5/06)

       (d)    Annual Report of Principal Variable Contracts Fund, Inc. for the fiscal year ended December 31, 2005 (filed 2/21/06)

       (e)    Semi-Annual Report of Principal Variable Contracts Fund, Inc. for the period ended June 30, 2006 (filed 8/25/06)

* Filed Herewith.

Item 17.       Undertakings

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include an opinion of counsel regarding the tax consequences of the proposed reorganization.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Principal Investors Fund, Inc., has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Des Moines and State of Iowa, on the 10th day of October, 2006.

                                        Principal Variable Contracts Fund, Inc.
                                               (Registrant)

                                        By   /s/ R. C. Eucher
                                        R. C. Eucher
                                        Director, President and
                                        Chief Executive Officer

Attest:  /s/ James F. Sager
James F. Sager
Assistant Secretary

     Pursuant  to  the   requirement  of  the  Securities  Act  of  1933,   this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                 Title                                       Date

/s/ R. C. Eucher          Director, President and            October 10, 2006
R. C. Eucher              Chief Executive Officer
                          (Principal Executive Officer)

 (L. D. Zimpleman)*       Director and Chairman              October 10, 2006
L. D. Zimpleman                of the Board

/s/ J. R. Brown           Vice President and                 October 10, 2006
J. R. Brown               Chief Financial Officer
                          (Principal Accounting Officer)

   (E. A. Ballantine)*    Director                           October 10, 2006
E. A. Ballantine

   (J. D. Davis)*         Director                           October 10, 2006
J. D. Davis

   (R. W. Gilbert)*       Director                           October 10, 2006
R. W. Gilbert

   (M. A. Grimmett)*      Director                           October 10, 2006
M. A. Grimmett

   (W. C. Kimball)*       Director                           October 10, 2006
W. C. Kimball

    (F.S. Hirsch)         Director                           October 10, 2006
F.S. Hirsch

   (B. A. Lukavsky)*      Director                           October 10, 2006
B. A. Lukavsky

*By    /s/ R. C. Eucher
R. C. Eucher
Director, President and Chief Executive Officer
Pursuant to Powers of Attorney filed herewith.

                                  EXHIBIT INDEX


    Exhibit No.      Description

         4           Form of Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus)

        11           Opinion and Consent of counsel regarding legality of issuance of shares and other matters.

        14(a)        Consent of Ernst & Young LLP, Independent Registered Public Accountants.

        16a          Powers of Attorney